As filed with the Securities and Exchange Commission on May 10, 2013 .

1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
Pre-Effective Amendment No. ___
                                                                                                                                                                                     Post-Effective Amendment No.   88
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
Amendment No.   89

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

9800 Fredericksburg Road, San Antonio, TX  78288
(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code (210) 498-0226

Adym Rygmyr, Secretary
USAA MUTUAL FUNDS TRUST
9800 Fredericksburg Road
San Antonio, TX  78288-0227
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_X__ on (July 12, 2013) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
_ __ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

_____  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Exhibit Index page 285                                                                           Page 1 of 304

Part A

Prospectus for the
Global Managed Volatility Fund Shares,
 Global Managed Volatility Fund Institutional Shares

Included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA GLOBAL MANAGED VOLATILITY FUND SHARES
USAA GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (UGOFX)
JULY 12, 2013

[GRAPHIC OMITTED]

The Fund is comprised of multiple classes of shares. As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	5
Investment Adviser	7
Subadviser(s)	7
Portfolio Manager(s)	7
Purchase and Sale of Shares	8
Tax Information	8
Payments to Broker-Dealers and
Other Financial Intermediaries	9
Investment Objective	10
Principal Investment Strategy	10
Risks	23
Portfolio Holdings	29
Fund Management	29
Portfolio Manager(s)	30
How to Invest	33
How to Redeem	34
Other Important Information
About Purchases, Redemptions, and Exchanges	34
Shareholder Information	38
Financial Highlights	45

INVESTMENT OBJECTIVE

The USAA Global Managed Volatility Fund (the Fund) seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund's Institutional Shares are based on expenses incurred during the Fund’s most recently completed fiscal year while the annual fund operating expenses for the Fund's Fund Shares are based on estimated expenses for the current fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares	None
Institutional Shares	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.73%	0.20%
Acquired Fund Fees and Expenses	0.17%	0.17%
Total Annual Operating Expenses	1.50%	0.97%(a)
Reimbursement from Adviser	(0.26%)(b)	NA
Total Annual Operating Expenses After Reimbursement	1.27%	0.97%

(a) The total annual operating expenses for the Institutional Shares may not correlate to the ratio of expenses to average net assets shown in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

1| USAA GLOBAL MANAGED VOLATILITY FUND

(b) The Adviser has agreed, through May 1, 2014, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2014.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same , (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Fund Shares is not continued.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$153	$474	$818	$1,791
Institutional Shares	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund’s principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and

Prospectus | 2

emerging markets, global real estate securities, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk.

This Fund is intended to be primarily invested in stocks and exchange-traded funds (ETFs) that invest primarily in stocks. However, there are times when bond markets will provide opportunities for what the Adviser believes to be stock-like returns with equal or less market risk.

These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks in seeking to enhance the performance of the Fund.

In an attempt to reduce the Fund’s volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the invest-ment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control

3 | USAA GLOBAL MANAGED VOLATILITY FUND

regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

The Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for fixed-income securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Some of the securities in the Fund's portfolio may be subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.

Prospectus | 4

ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.

The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities by the Fund. Illiquid securities may be substantially less readily marketable and subject to greater price fluctuations.

To implement the Fund's principal investment strategies, the Fund's securities may need to be actively and frequently traded. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a

5 | USAA GLOBAL MANAGED VOLATILITY FUND

potentially lower return than a fund that does not reallocate from time to time.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Institutional Shares' volatility and performance from year to year for each full calendar year since the Fund’s inception. The table shows the Fund’s average annual total returns of the Institutional Shares for the periods indicated compared to those of the Fund’s benchmark index and an additional index.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Prospectus | 6

RISK/RETURN BAR CHART
Annual Returns For Periods Ended December 31

[barchart]
2009	2010	2011	2012
18.90%	2.37%	-3.40%	10.02%

THREE-MONTH YTD TOTAL RETURN
2.11% (3/31/13)
BEST QUARTER*	WORST QUARTER*
13.59% 2nd Qtr. 2009	-11.40% 3rd Qtr. 2011
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns

7 | USAA GLOBAL MANAGED VOLATILITY FUND

are shown only for the Institutional Shares and may differ for the Fund Shares.

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2012
	Past	Inception Date
	1 Year	7/31/08
Global Managed Volatility Fund Institutional Shares
Return Before Taxes	10.02%	2.64%
Return After Taxes on Distributions	9.08%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	7.65%	2.22%
Index
MSCI All-Country World Index (reflects no deduction for fees, expenses or taxes)	16.38%	1.86%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.22%	6.51%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

SUBADVISER(S)

QS Investors, LLC (QS Investors) serves as subadviser for the U.S. stocks asset class.

Quantitative Management Associates LLC (QMA) serves as subadviser for the international/emerging markets stocks asset class.

PORTFOLIO MANAGER(S)

AMCO

John P. Toohey, CFA, Vice President of Equity Investments, has co-managed the Fund since July 2009.

Prospectus | 8

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since July 2008
.
R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since July 2008.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since July 2008.

Julianne Bass, CFA, Assistant Vice President of Mutual Fund Portfolios, has co-managed the Fund since July 2008.

Dan Denbow, CFA, Assistant Vice President of Equity Portfolios, has co-managed the Fund since July 2008.

QS Investors

Robert Wang, Head of Portfolio Management and Implementation, QS Investors, has co-managed the Fund since July 2008.

Russell Shtern, CFA, Head of Portfolio Management and Trading, QS Investors, has co-managed the Fund since August 2010.

QMA

Jacob Pozharny, Ph.D., a Managing Director of QMA, has managed the Fund since August 2010.

John Van Belle, Ph.D., a Managing Director of QMA, has managed the Fund since July 2008.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone (800) 531-USAA (8722); or fax to (800) 292-8177.

Minimum initial purchase: $3,000

Minimum subsequent investment: $50

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, The Fund

9 | USAA GLOBAL MANAGED VOLATILITY FUND

reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 10

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund’s principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk.

This Fund is intended to be primarily invested in stocks and ETFs that invest primarily in stocks. However, there are times when bond markets will provide opportunities for what we believe to be stock-like returns with equal or less market risk. These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks in seeking to enhance the performance of the Fund.

In an attempt to reduce the Fund’s volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could

11 | USAA GLOBAL MANAGED VOLATILITY FUND

experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

In addition, in an attempt to enhance the Fund’s return and diversification, the Fund also may employ a global tactical asset allocation overlay strategy (GTAA) by investing in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

The Fund also may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

We are the Fund’s investment adviser and will decide which asset classes, ETFs, and GTAA strategy to invest in, how much to invest in each, and the extent to which the option strategy is employed to manage the Fund’s risk. We also will manage the bonds and money market instruments, option strategies, and the global real estate securities of the Fund.

■ Why were the multiple asset classes selected?

Each asset class was selected to provide investors with a diversified investment in a single mutual fund. U.S. stocks provide the potential for long-term capital appreciation. International and emerging markets stocks provide the potential for appreciation during periods of adverse economic and market conditions in the United States. Bonds and money market instruments provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. Global real estate securities provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities). The Fund also may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Prospectus | 12

U.S. STOCKS

■ What role do U.S. stocks and ETFs play in the Fund’s portfolio?

Up to 100% of the Fund’s portfolio may be allocated to U.S. stocks, and this allocation may consist in part or in whole of U.S. stock ETFs.

AMCO

As the Fund’s investment adviser, we will decide how to allocate the Fund’s assets and will make the investment decisions with respect to ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day.

ETFs trade on stock exchanges much like stocks. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. The ETFs in which the Fund may invest will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.
The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

■ How are the decisions to buy and sell U.S. stocks made?

QS Investors

Investment Philosophy. With respect to the portion of the Fund’s assets invested in U.S. stocks managed by QS Investors, QS Investors pursues an actively managed, quantitative investment process.

Quantitative Investment Approach. QS Investors blends fundamental equity analysis and quantitative investment theory into a disciplined

13 | USAA GLOBAL MANAGED VOLATILITY FUND

and systematic process. This technique minimizes subjectivity and allows the portfolio management team to analyze the broadest possible universe of stocks. QS Investors’ systematic equity strategy evaluates current market conditions to dynamically weight each stock selection factor in a quantitative model. Stock selection factors include multiple valuation, growth, quality and sentiment, and stability characteristics. The relative weights of these factors in the model vary according to the favorability of current conditions for each factor. Conditions include the phase of the economic cycle, liquidity, and market sentiment, fear, and greed.

By applying a rigorous portfolio construction process, the portfolio management team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions also are incorporated into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

Portfolio Construction and Quantitative Risk Management. QS Investors extensively ranks the Russell 1000 Index according to this dynamic model to identify what it believes are the most and least attractive securities. Securities are then selected based on expected returns, risk control constraints, and anticipated transaction costs. Expected returns are generated for each security relative to its own industry. Securities are then selected based on expected returns, risk control constraints, and anticipated transaction costs.

INTERNATIONAL AND EMERGING MARKETS STOCKS

■ What role do international and emerging markets stocks play in the Fund’s portfolio?

From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market.
In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.

AMCO

The Fund may invest in international and emerging markets stocks. In addition, up to 100% of the Fund’s portfolio may be allocated to international stocks, and this allocation may consist in part or in whole of ETFs.

Prospectus | 14

QMA

■ What is considered to be a “foreign company”?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company’s assets, the location of the company’s headquarters, the countries where the company’s revenues are derived, the principal trading market for the company’s stock, and the company’s classification in the MSCI Index.

■ What is an “emerging market company”?

An issuer is an emerging market company if: it is organized under the laws of an emerging market country (as defined below); the principal trading market for its stock is in an emerging market country; or at least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

■ What countries are considered “emerging market countries”?

For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

AMERICAS: Canada, the United States

AFRICA/MIDDLE EAST: Israel

EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

■ What are the characteristics of the economic and political systems of emerging market countries?

The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

❖	The countries in which these stock markets are found have a less-developed economy than the developed countries.
❖	Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in

15 | USAA GLOBAL MANAGED VOLATILITY FUND

economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.
❖	Sustainable economic growth rates are higher, or potentially higher, than developed countries.
❖	Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.
❖	Personal income levels and consumption generally are lower than those in developed countries, but may be growing at a faster rate.
❖	The political system is likely to be, or appears to be, in greater flux than the developed countries listed above.

■ How are the decisions to buy and sell international/emerging markets stocks made?

AMCO

In making the determination to buy or sell ETFs in this portion of the Fund’s portfolio, we will consider a variety of technical and fundamental factors.

QMA

With respect to the portion of the Fund’s assets managed by QMA, QMA uses an objective, quantitative approach to investing. QMA believes that different valuation criteria have varying levels of predictive strength depending on a stock’s projected earnings growth rate. As a result, QMA’s stock-selection process focuses primarily on valuation measures for stocks with slow earnings growth and factors related to future earnings for stocks with fast earnings growth.

QMA’s investment process combines active stock selection and risk management and is designed to add value primarily through stock selection rather than sector, industry, or country allocations. QMA invests in both value and growth stocks, providing style-neutral, core exposure to non-U.S. stocks.
QMA seeks long-term growth of capital by investing in securities that it believes will increase in value over a period of years and will out-perform the general international equity market (MSCI Europe, Australasia, and the Far East (EAFE)). QMA seeks to achieve this

Prospectus | 16

objective through investments in equity securities of non-U.S. companies.

The investable universe of non-U.S. stocks is evaluated according to projected earnings growth rates, ranging from slow growth to fast growth. Different quantitative models are applied to each category of stocks to calculate an expected return over the benchmark for each stock in the universe.

A separate model identifies a recommended or “optimal portfolio.” The portfolio management team meets daily to review data integrity, model structure, and portfolio characteristics and to discuss buy and sell transactions. While the model drives the majority of investment decisions, the team may override the model when data is questionable or if recent events are not reflected in the model output, such as a recent company restructuring.

QMA’s portfolios are typically highly diversified, consisting of small, active positions in a large number of stocks. Various limits are placed on the security, sector, industry, country, and regional weightings versus the benchmark.

BONDS AND MONEY MARKET INSTRUMENTS

■ What role do bonds and money market instruments play in the Fund’s portfolio?

Bonds and money market instruments are intended to provide both liquidity and interest income. In addition, bonds provide opportunities for capital gains.

AMCO

■ What types of fixed-income securities may be included in the Fund’s portfolio?

The Fund will normally invest in a broad range of fixed-income securities (both investment-grade and non-investment-grade), including bonds, convertible securities, leveraged loans, and preferred stocks. We independently assess credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.

These securities may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase

17 | USAA GLOBAL MANAGED VOLATILITY FUND

agreements; and other securities believed to have debt-like characteristics, including synthetic securities.

By diversifying the Fund’s portfolio through investing in securities of large number of unrelated issuers, we attempt to reduce the Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agree-ments, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations, commercial mortgage-backed securities (CMBS), interest-only CMBS securities, periodic auction reset bonds, loan interests, and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities, are subject to special risks that are described in the statement of additional information (SAI).

The Fund also may invest in defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives such as futures and options. We also may invest, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■ What are considered “high-yield securities”?

We consider high-yield securities to include a broad range of securities that produce high current income. The Fund has no limits on the credit quality and maturity of its investments. Generally, debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated) are considered “non-investment-grade” or “high-yield” securities, which are considered speculative and are subject to significant credit risk. They are sometimes referred to as “junk” since they are believed to represent

Prospectus | 18

a greater risk of default than more creditworthy “investment-grade” securities. However, even investment-grade securities are subject to some credit risk.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

■ What is the difference between investing in high-yield securities and investing in investment-grade bonds?

Because of the types of securities the bond portion of the Fund intends to invest in, we anticipate that it will generate significantly higher income than an investment-grade bond portfolio and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensi-tivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield securities portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield securities portfolios have often acted differently than investment-grade bond securities portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the

19 | USAA GLOBAL MANAGED VOLATILITY FUND

economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

■ What is a credit rating?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services (S&P), Fitch Ratings, Ltd., and Dominion Bond Rating Service Limited, analyze the financial strength of an issuer, whether the issuer is a corporation or govern-ment body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

■ How are the decisions to buy and sell high-yield securities made?

We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simul-taneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation.

We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.

■ What types of money market instruments may be included in the Fund’s portfolio?

The money market instruments included in the Fund’s portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities. The Fund also may invest in money market mutual funds.

Prospectus | 20

GLOBAL REAL ESTATE SECURITIES

■ What role do real estate securities play in the Fund’s portfolio?

We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

AMCO

■ What types of real estate securities may be included in the Fund’s portfolio?

Investments in this category will consist primarily of U.S. and/or foreign common stocks, mutual funds, and ETFs of real estate investment trusts (REITs) and companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company’s real estate holdings to determine whether the Fund’s investment in the company’s common stock will be included in this category. In addition, we may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund generally will not acquire any direct ownership of real estate.

■ How are the decisions to buy and sell real estate securities made?

In selecting securities for the Fund, we seek to invest in companies, mutual funds, or ETFs that are attractively priced relative to an assessment of NAV, while recognizing that considerations relating to the competitive position of a company’s assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to NAV that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company’s fundamentals.

RISK MANAGEMENT STRATEGY

■ What is the option-based risk-management strategy?

In an attempt to reduce the Fund’s volatility over time, the Fund will implement an option-based risk-management strategy by purchasing and selling options on component indices or corresponding ETFs.

As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of a call option has the right to any

21 | USAA GLOBAL MANAGED VOLATILITY FUND

appreciation in the value of the underlying instrument over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the underlying instrument and the exercise price of the option. The premium, the exercise price, and the market value of the underlying instrument determine the gain or loss realized by the Fund as the seller of the call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of a put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of a put option generally increases as the market value of the underlying instrument decreases.

■ Are there any risks to buying and selling index options?

Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreci-ation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

Selling index call options can reduce the risk of owning a stock port-folio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index on which the option is based appreciates to a price higher than the option’s exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the index. Therefore, selling index call options also can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio.

Prospectus | 22

Purchasing index put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing index put options if the value of the index does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

■ Will the Fund's assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

GTAA OVERLAY STRATEGY

■ What is the GTAA overlay strategy?

In an attempt to enhance the Fund’s return, the Fund may employ a GTAA overlay strategy, which is a total return strategy designed to benefit from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy invests the Fund’s assets in hedge or other funds that invest in short-term money market instruments and long and short positions in global equity and fixed-income exchange-traded futures, currency forward contracts, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund’s return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling

23 | USAA GLOBAL MANAGED VOLATILITY FUND

futures, buying puts and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of the GTAA strategy depends on the judgment of the GTAA strategy man-ager as to the potential risks and rewards of implementing the different types of strategies.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument will fail to make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund’s portfolio. In addition, the credit rating agencies may provide estimates of the credit quality

Prospectus | 24

of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

When the Fund invests in the GTAA strategy through a hedge or other fund, it also may use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will only use these instruments or GTAA Strategy if portfolio management believes that its return potential more than compensates for the extra risk associated with its use.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between

25 | USAA GLOBAL MANAGED VOLATILITY FUND

an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Investing Risk: There is a risk that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Global Real Estate Securities and REIT Investment Risk: The risk that the Fund’s investments in global real estate securities and REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversifi-cation, and could be significantly impacted by changes in tax laws.

Prospectus | 26

GTAA Risk: The success of the GTAA strategy depends, in part, on the investment adviser’s ability to analyze the correlation between various global markets and asset classes. If the adviser’s correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. The investment will be considered illiquid.
Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, adverse changes in supply and demand for investment securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

Leveraging Risk: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, such as GTAA, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment

27 | USAA GLOBAL MANAGED VOLATILITY FUND

opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher net realized capital gains and, therefore distributions thereof, which could affect the tax efficiency of the Fund negatively for that taxable year.

Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

Prospectus | 28

Over-the-Counter (OTC) Risk: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Reallocation Risk: The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover likely to exceed 100%, varying from year to year depending on the frequency of the investment allocation decisions made. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. As a result, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

Stock Market Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds. However, domestic and international stock markets also can move up and down rapidly or unpredictably due to factors affecting securities markets generally, particular investments, or individual companies. Market turmoil may result from perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund and the inability to attain a Fund’s investment objective.

29 | USAA GLOBAL MANAGED VOLATILITY FUND

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $115 billion in total assets under management as of March 31, 2013.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board. As part of our management, our investment strategy committee determines the percentages of the Fund’s assets to be allocated within the asset classes. A discussion regarding the basis of the Board's approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s semiannual report to shareholders for the period ended June 30.
For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund’s average net assets.

We have agreed, through May 1, 2014, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of Fund Shares' average net assets. This reimbursement arrangement may not be

Prospectus | 30

changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by us at any time after May 1, 2014.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board and without shareholder approval) one or more subadviser(s) to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

We have entered into Subadvisory Agreements with QS Investors and QMA, under which QS Investors and QMA provide day-to-day discretionary management of certain of the Fund’s assets in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Fund’s Board and AMCO. QS Investors and QMA are compensated directly by AMCO and not by the Fund.

QS Investors, located at 880 Third Avenue, New York, NY 10022, is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management, and quantitative analysis. As of December 31, 2012, QS Investors held $11 billion in assets under management.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2012, QMA held $86.3 billion in assets under management.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

31 | USAA GLOBAL MANAGED VOLATILITY FUND

PORTFOLIO MANAGER(S)

AMCO (U.S. and International Stock ETFs)

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He has 15 years of investment management experience and has co-managed the portion of the Fund’s investments in ETFs since July 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the portion of the Fund’s investments in ETFs since July 2008. Mr. Latif has 15 years of investment management experience and has worked for us for seven years. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

AMCO (Bonds and Money Market Instruments)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008. Mr. Freund has 24 years of investment management experience and has worked for us for 18 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008. Mr. Espe has 29 years of invest-ment management experience and has worked for us for 13 years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President of Mutual Fund Portfolios, has co-managed the portion of the Fund’s assets invested in bonds and money market instruments since July 2008. Ms. Bass has

Prospectus | 32

25 years of investment management experience and has worked for us for 13 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

AMCO (Global Real Estate Securities and ETFs)

Dan Denbow, CFA, Assistant Vice President of Equity Portfolios, has co-managed the portion of the Fund’s assets invested in global real estate securities since July 2008. Mr. Denbow has 20 years of investment management experience and has worked for us for 15 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

QS INVESTORS (U.S. Stocks)

The portion of the Fund’s assets managed by QS Investors is managed by a team of investment professionals who collaborate to implement the Fund’s investment strategy. This team works for QS Investors and is supported by research analysts, traders, and other investment specialists. QS Investors believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its resources. Each portfolio manager on the team has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the portion of the Fund managed by QS Investors:

Robert Wang, Head of Portfolio Management and Implementation for QS Investors, has co-managed the U.S. stocks asset class of the Fund since July 2008. Mr. Wang has over 28 years of investment experience. Prior to QS Investors, he was the Head of Quantitative Strategies Portfolio Management at Deutsche Asset Management for 15 years. Education: B.S. in economics, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading for QS Investors, has co-managed the U.S. stocks asset class of the Fund since August 2010. Mr. Shtern has over 12 years of investment management experience. Prior to QS Investors, he was the lead Portfolio Manager for Diversification Based Investing Equity and Tax

33 | USAA GLOBAL MANAGED VOLATILITY FUND

Managed Equity at Deutsche Asset Management where he began in 2003. Education: B.B.A., Pace University.

QMA (International Stocks)

QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment insights gained from its original research and the seasoned judgment of its investment professionals. The members of QMA’s portfolio management team with primary responsibility for subadvising the international asset class of the Fund are listed below.

Jacob Pozharny, Ph.D. is a Managing Director for QMA, a role he has held since joining the firm in 2009. He is also Head of Research and Portfolio Management for non U.S. Quantitative Core Equity and all non U.S. strategies and joined the Fund as a co-manager of the international stocks asset class in August 2010. Mr. Pozharny was previously a Managing Director and Head of International Quantitative Equity at the TIAA-CREF organization for eight years. Education: B.A. in economics; M.S. in statistics; M.S. in finance and applied economics; and a Ph.D. in applied statistics, University of California.

John Van Belle, Ph.D. is a Managing Director of QMA, where he manages the global and non-U.S., enhanced index portfolios and has led the international team since 1983. He joined the Fund as a co-manager of the international stocks asset class in July 2008. Education: B.S. in economics, St. Joseph’s College; and Ph.D., in economics, University of Virginia.

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISER(S)

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain condi-tions, including prior approval of the Fund’s Board, to appoint and replace subadviser(s), enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a sub-adviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser(s), which in turn may result in a different

Prospectus | 34

fee retained by AMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PURCHASES

You may purchase shares directly from the Fund or through certain financial intermediaries as described below.

OPENING AN ACCOUNT WITH THE FUND

You may open an account with us and purchase shares as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section on Taxes for additional tax information.

35 | USAA GLOBAL MANAGED VOLATILITY FUND

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund’s transfer agent may enter into agreements with Servicing Agents, which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase Fund Shares on the Internet, by telephone, by mail, or through a third-party intermediary. Fund Shares also are available through USAA

Prospectus | 36

Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.
If Fund Shares are purchased through a retirement account or an investment professional (e.g., financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial inter-mediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds invest-ment strategy as well as other persons or legal entities that the Fund may approve from time to time.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums of Fund Shares in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums of Institutional Shares in certain circumstances.

37 | USAA GLOBAL MANAGED VOLATILITY FUND

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated product.

REDEMPTIONS

For federal income tax purposes, a redemption is a taxable event unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:
If you have an account with us, you may redeem Fund Shares by Internet, by telephone, or by mail on any day the NAV per share is calculated. Your redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will

Prospectus | 38

employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services' applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share deter-mined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

39 | USAA GLOBAL MANAGED VOLATILITY FUND

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES

INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of the Fund into Fund Shares. We will notify you before any such conversion into Fund Shares occurs.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the con-version may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange between funds is a taxable event unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your basis in the exchanged shares and the price of the shares when they are exchanged. See Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your appli-cation with us. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Prospectus | 40

Exchanges made through the USAA self-service telephone system and on usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services' applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■ Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and

41 | USAA GLOBAL MANAGED VOLATILITY FUND

redemptions; reviewing account activity; checking balances; and more.
Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.
USAA Self-Service Telephone System (800) 531-USAA (8722)

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.
Telephone

■	Call toll free (800) 531-USAA (8722) Monday – Friday, 7:30 a.m. to 10 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.
Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.
Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:
Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Prospectus | 42

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

43 | USAA GLOBAL MANAGED VOLATILITY FUND

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of the USAA Funds has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

Prospectus | 44

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA Managed Portfolios – UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings

45 | USAA GLOBAL MANAGED VOLATILITY FUND

Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to

Prospectus | 46

restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading inform-ation, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.
MULTIPLE CLASS INFORMATION

47 | USAA GLOBAL MANAGED VOLATILITY FUND

The Fund is composed of multiple classes of shares. Each class shares the Fund’s investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment require-ments. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently deter-mined official closing price calculated according to local market

Prospectus | 48

convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) agree to notify us of significant events identified that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

49 | USAA GLOBAL MANAGED VOLATILITY FUND

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded.

Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.
Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays distributions of net investment income (dividends) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example,

Prospectus | 50

the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

The Fund will automatically reinvest all dividends and other distri-butions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price for a reinvestment will be the NAV of the Fund shares computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions are subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to us by your financial institution.

TAXES

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a "regulated investment company" under the Code (RIC). By doing so, it (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (net short-term gain), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions from net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for the 70% dividends-received deduction available to corporations and for the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain

51 | USAA GLOBAL MANAGED VOLATILITY FUND

other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their shares held in the Fund -- a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts.

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individuals and certain other non-corporate shareholders will qualify for the maximum 15% and 20% federal income tax rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange, which is treated like a redemption of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed or exchanged shares and the redemption proceeds, or the NAV of the shares of the fund in which you exchange, you receive. Any capital gain an individual or certain other non-corporate shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% maximum tax rates mentioned above. In addition, beginning in 2013 an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. A similar tax will apply to estates and trusts. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquire after December 31, 2011, (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

Prospectus | 52

■ Foreign

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions imposed (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a share-holder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■ Underreports dividend or interest income, or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax

53 | USAA GLOBAL MANAGED VOLATILITY FUND

liability or refunded. To avoid this withholding requirement, you must certify on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

Prospectus | 54

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance for the Fund's Institutional Shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because the Fund Shares commenced operations on or following the date of this prospectus, no financial highlights are shown for this share class.

The information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

55 | USAA GLOBAL MANAGED VOLATILITY FUND

GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES
	Year Ended December 31,
						Period Ended December 31,
	2012		2011	2010	2009	2008***
Net asset value at
beginning of period	$9.57		$10.09	$9.94	$8.61	$10.00
Income (loss) from investment operations:
Net investment income	.22		.17	.13	.09	.07	(a)
Net realized and unrealized
gain (loss)	.73		(.51)	.11	1.52	(1.39)	(a),(b)
Total from investment operations	.95		(.34)	.24	1.61	(1.32)	(a)
Less distributions from:
Net investment income	(.25)		(.18)	(.09)	(.06)	(.07)
Realized capital gains	(.31)		–	–	(.22)	–
Total distributions	(.56)		(.18)	(.09)	(.28)	(.07)
Net asset value at end of period	$9.96		$9.57	$10.09	$9.94	$8.61
Total return (%)*	10.02		(3.40)	2.37	18.76	(13.18)	(b)
Net assets at end of period (000)	$380,888		$441,645	$475,075	$318,074	$73,563
Ratios to average net assets:**
Expenses (%)(c)	.80	(e)	.79	.80	.94	1.00	(d)
Expenses, excluding reimbursements (%)(c)	.80		.79	.80	.94	1.12	(d)
Net investment income (%)	1.86		1.61	1.46	1.63	1.73	(d)
Portfolio turnover (%)	106		144	156	107	60

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended December 31, 2012, average net assets were $413,877,000.
*** Fund commenced operations on July 31, 2008.
(a) Calculated using average shares.
(b) During the year ended December 31, 2008, the Manager reimbursed the Fund $30,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund's net realized loss per share and total return was less than $0.01/0.01%.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

Prospectus | 56

NOTES

57 | USAA GLOBAL MANAGED VOLATILITY FUND

9800 Fredericksburg Road
San Antonio, Texas 78288
PRST STD
U.S. Postage
PAID
USAA

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com
Select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Fund, you may
call (800) 531-USAA (8722) to request a free copy of the
Fund’s statement of additional information (SAI), annual or
semiannual reports, or to ask other questions about the
Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the
Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly
affected the Fund’s performance during the last fiscal year.
The Fund’s annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the
Fund’s SAI. The SAI is not available on usaa.com because of
cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website
(www.sec.gov) or the Commission’s Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling (202) 551-8090.
Additionally, copies of this information may be obtained,
after payment of a duplicating fee, by electronic request
at the following e-mail address: publicinfo@sec.gov or by
writing the Public Reference Section of the Commission,
Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).                                                                                                                                                     [graphic 10%]

87347-0713                                                                                                                           Investment Company Act File No. 811-7852                                          ©2013, USAA. All rights reserved.

Part A

Prospectus for the
Total Return Strategy Fund Shares,
Total Return Strategy Fund Institutional Shares

Included herein

[USAA EAGLE LOGO (R)]
PROSPECTUS
USAA TOTAL RETURN STRATEGY FUND (USTRX)
USAA TOTAL RETURN STRATEGY FUND
INSTITUTIONAL SHARES
JULY 12, 2013

[GRAPHIC OMITTED]
The Fund is comprised of multiple classes of shares. As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	5
Investment Adviser	6
Portfolio Manager(s)	6
Purchase and Sale of Shares	7
Tax Information	7
Payments to Broker-Dealers and
Other Financial Intermediaries	8
Investment Objective	9
Principal Investment Strategy	9
Risks	14
Portfolio Holdings	19
Fund Management	19
Portfolio Manager(s)	21
Purchases	22
Redemptions	25
Exchanges	26
Other Important Information
About Purchases, Redemptions, and Exchanges	27
Shareholder Information	33
Financial Highlights	39

INVESTMENT OBJECTIVE

The USAA Total Return Strategy Fund (the Fund) seeks capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses the Fund Shares are based on expenses incurred during the Fund’s most recently completed fiscal year while the annual fund operating expenses for the Institutional Shares are based on estimated expenses for the current fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares	None
Institutional Shares	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.60%	0.65%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.72%	0.45%
Acquired Fund Fees and Expenses	0.28%	0.28%
Total Annual Operating Expenses	1.60%(a)	1.38%

(a) The Fund's total annual operating expenses may not correlate to the ratio of expenses to average net assets shown in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following
1 | USAA Total Return Strategy Fund

expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$163	$505	$871	$1,900
Institutional Shares	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal lyear, the Fund’s portfolio turnover rate was 171% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

In seeking to achieve its objective, the Fund's assets are invested pursuant to a dynamic allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

In addition, in an attempt to reduce the Fund’s volatility over time, the Fund may employ an option-based risk-management strategy by purchasing and/or selling options on component indices or corres-ponding ETFs and individual equities to attempt to provide the Fund with fairly consistent returns over a wide range of equity market environments.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the

Prospectus | 2

Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

As a mutual fund that has the ability to invest in bonds, there is a risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for fixed-income securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Credit risk is the possibility that an issuer of a fixed-income instrument will fail to make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.
3 | USAA Total Return Strategy Fund

ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. This risk is increased to the extent that the managers' overweight investments in a particular industry or sector.

Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business

Prospectus | 4

within seven days at approximately the value ascribed to such securities.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year since the Fund’s inception. The table shows how the Fund Shares' average annual total returns for the periods indicated compared to those of the Fund’s benchmark index and an additional index.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).
5 | USAA Total Return Strategy Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

[bar chart]

2006	2007	2008	2009	2010	2011	2012
5.09%	4.70%	-21.01%	12.25%	5.01%	-1.04%	10.62%

THREE-MONTH YTD TOTAL RETURN
1.38% (3/31/13)
BEST QUARTER*	WORST QUARTER*
8.82% 2nd Qtr. 2009	-14.54% 4th Qtr. 2008
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Prospectus | 6

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2012
	Past	Past	Inception Date
	1 Year	5 Years	1/24/05
Total Return Strategy Fund Shares
Return Before Taxes	10.62%	0.38%	1.51%
Return After Taxes on Distributions	10.41%	0.18%	0.66%
Return After Taxes on Distributions
and Sale of Fund Shares	6.96%	0.26%	0.83%
Indexes
S&P 500® Index
(reflects no deduction for
fees, expenses, or taxes)	16.00%	1.66%	4.77%
Lipper Flexible Portfolio Funds Index (reflects no
deduction for taxes)	13.34%	2.72%	5.65%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is the asset allocation manager of the Fund and has co-managed the portion of the Fund’s investments in ETFs since May 2009 and options since February 2011.

Wasif A. Latif, Vice President of Equity Investments, is the asset allocation manager of the Fund and has co-managed the portion of the Fund’s investments in ETFs since May 2009 and options since February 2011.

Julianne Bass, CFA, Assistant Vice President of Mutual Fund Portfolios, has co-managed the portion of the Fund's investments in stocks since January 2012.

7 | USAA Total Return Strategy Fund

Anthony M. Era, Jr., Vice President of Money Market Funds, has co-managed the Fund since October 2006.

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. You also may purchase or redeem shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $3,000
•	Minimum subsequent investment: $50

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | 8

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

The Fund's assets are invested pursuant to a dynamic asset allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct invest-ment in short-term, high-quality money market instruments or money market funds.

In an attempt to reduce the Fund’s volatility over time, the Fund may employ an option-based risk-management strategy by purchasing and/or selling options on component indices or corresponding ETFs and individual equities to attempt to provide the Fund with fairly consistent returns over a wide range of equity market environments.

ASSET ALLOCATION INVESTMENT STRATEGY

■ What is the investment strategy for the Fund?

The investment strategy for the Fund shifts the assets among stocks, investment-grade bonds, and/or cash equivalents. We generally will invest at any given time a portion or substantially all of the Fund’s assets in U.S. or foreign stocks directly or through the use of stock-based ETFs, investment-grade bonds through either ETFs or direct investment, and/or cash equivalents through investment in short-term, high-quality money market instruments or money market funds.
9 | USAA Total Return Strategy Fund

■ What types of stocks are included in that portion of the Fund?

The equity securities in which the Fund principally invests are domestic or foreign common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and domestic and foreign ETFs.

These stocks typically will represent the large-capitalization sector of the U.S. equity market, but may at times represent other sectors of the equity market including foreign and emerging markets. The Fund will limit its investments in foreign securities to 35% of its net assets at the time of purchase.

■ What types of bonds and money market instruments are included in that portion of the Fund?

The bond and money market securities in which the Fund principally invests may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including preferred and synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

The money market instruments included in the Fund’s portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, and notes; certificates of deposit; repurchase agreements; and other money market securities. The Fund also may invest in money market mutual funds.

■ What is the credit quality of the Fund’s investments in the bond and money market instruments?

The Fund’s investments in debt securities will consent primarily of investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities,

Prospectus | 10

as well as securities rated or subject to a guarantee that is rated within the categories listed below by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs). Below are investment-grade ratings for four of the current NRSRO rating agencies:

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Ratings Services	At least BBB –	At least A–3 or SP–2
Fitch Ratings Ltd.	At least BBB –	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

In addition, the Fund may invest up to 30% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to signifi-cant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

You will find a complete description of the above debt ratings in the Fund’s statement of additional information (SAI).

■ What are ETFs?

ETFs are, with a few exceptions, open-end investment companies that trade throughout the day on stock exchanges much like stocks. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the NAVs of their underlying

11 | USAA Total Return Strategy Fund

securities. The Fund will value any ETF in its portfolio at the last sale or closing price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

■ How are decisions made to shift asset classes for this portion of the Fund?

Buy/sell decisions are centered around our investment process, which objectively seeks to identify the most attractive asset classes based on a multi-faceted approach using both a valuation and fundamental framework.

RISK MANAGEMENT STRATEGY

■ What is the option-based risk-management strategy?

In an attempt to reduce the Fund’s volatility over time, the Fund will implement an option-based risk-management strategy by purchasing and selling options on component indices or corresponding ETFs.

As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the underlying instrument over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the underlying instru-ment and the exercise price of the option. The premium, the exercise price, and the market value of the underlying instrument determine the gain or loss realized by the Fund as the seller of the call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

Prospectus | 12

As the buyer of a put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of a put option generally increases as the market value of the underlying instrument decreases.

■ Are there any risks to buying and selling index options?

Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreci-ation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

Selling index call options can reduce the risk of owning a stock port-folio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index on which the option is based appreciates to a price higher than the option’s exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the index. Therefore, selling index call options also can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio.

Purchasing index put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing index put options if the value of the index does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.

13 | USAA Total Return Strategy Fund

■ Will the Fund's assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument will fail to make timely payments of dividends, interest, or principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund’s portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment. To the extent the Fund invests in U.S. government securities, credit risk will be limited.

Credit Risk Associated with Non-Investment-Grade Securities: Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy

Prospectus | 14

companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they seek to track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and

15 | USAA Total Return Strategy Fund

changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Investing Risk: There is a risk that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experi-encing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Two risks that require significant examination on foreign investing are:

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

Industry Risk: While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. This risk is increased to the extent that the managers overweight investments in a particular industry or sector.

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, adverse changes in supply and demand for investment securities, or other market factors. Bond prices are linked to the prevailing market interest

Prospectus | 16

rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

Leveraging Risk: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, such as GTAA, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

17 | USAA Total Return Strategy Fund

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results.

Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

Reallocation Risk: The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turn-over likely to exceed 100%, varying from year to year depending on the frequency of the investment allocation decisions made. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. As a result, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

Stock Market Risk: The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae)) to borrow from the U.S. Treasury, the discretionary authority of the U.S.

Prospectus | 18

government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Freddie Mac and Frannie Mae under conservator-ship and appointed the Federal Housing Finance Agency (FHFA) as their regulator. In addition, the U.S. Treasury entered into purchase agree-ments with Freddie Mac and Frannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by the Fannie Mae and Freddie Mac.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $115 billion in total assets under management as of March 31, 2013.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board. As part of our management, our investment strategy committee determines the percentages of the Fund’s assets to be allocated within the asset classes. A discussion regarding the basis of the Board's approval of the Fund’s Advisory

19 | USAA Total Return Strategy Fund

Agreement is available in the Fund’s semiannual report to shareholders for the period ended June 30.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of sixty-five one hundredths of one percent (0.65%) of the Fund’s average net assets.

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of the Lipper Flexible Portfolio Funds Index over the performance period and will be added to or subtracted from the base investment management fee depending upon the performance of the Fund to the performance of the Lipper Flexible Portfolio Funds Index. The Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category, which includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The performance period consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                                                                       Annual Adjustment Rate
Relative to Index                                                                                (in basis points as a percentage
(in basis points)1                                                                               of the Fund’s average net assets)1
--------------------------------------------------------------------------------------------------------------------------------------
+/– 100 to 400                                                                                                            +/– 4

+/– 401 to 700                                                                                                           +/– 5

+/– 701 and greater                                                                                                 +/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that

Prospectus |20

period, even if the Fund had overall negative returns during the performance period. For the fiscal year ended December 31, 2012, the performance adjustment decreased the base investment management fee of 0.65% by 0.05%.

The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Fund’s Board and without shareholder approval) one or more subadviser(s) to manage the actual day-to-day investment of the Fund’s assets. We monitor each subadviser’s per-formance through quantitative and qualitative analysis and periodically report to the Fund’s Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

PORTFOLIO MANAGER(S)

AMCO

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He has 15 years of investment management experience and has co-managed the portion of the Fund's investments in ETFs since May 2009 and options since February 2011. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., mathematics, Williams College. He holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the portion of the Fund's investments in ETFs since May 2009 and options since February 2011. Mr. Latif has 15 years of investment

21 | USAA Total Return Strategy Fund

management experience and has worked for us for seven years. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

Julianne Bass, CFA, Assistant Vice President of Mutual Fund Portfolios, has co-managed the stocks investment category since January 2012. Ms. Bass has 25 years of investment management experience and has worked for us for 13 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Anthony M. Era, Jr., Vice President of Money Market Funds, has co-managed the Fund since October 2006. Mr. Era has 27 years of investment management experience and has worked for us for 26 years. Education: B.A., Creighton University, Omaha, Nebraska; M.B.A., University of Texas at San Antonio. He is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

PURCHASES

You may purchase shares directly from the Fund or through certain financial intermediaries as described below.

OPENING AN ACCOUNT WITH THE FUND

You may open an account with us and purchase shares as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next

Prospectus |22

calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section on Taxes for additional tax information.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund’s transfer agent may enter into agreements with Servicing Agents, which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
23 | USAA Total Return Strategy Fund

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

PURCHASING SHARES

Fund Shares:

The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.

If Fund Shares are purchased through a retirement account or an investment professional (e.g., financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:

The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to

Prospectus |24

institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums of Institutional Shares in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated product.

REDEMPTIONS

For federal income tax purposes, a redemption is a taxable event unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
25 | USAA Total Return Strategy Fund

REDEEMING SHARES

Fund Shares :
If you have an account with us, you may redeem shares of the Fund by Internet, by telephone, or by mail on any day the NAV per share is calculated. Your redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communi-cated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services' applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per

Prospectus |26

share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated is of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES
INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of the Fund into Fund Shares. We will notify you before any such conversion into Fund Shares occurs.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the con-version may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange between funds is a taxable event unless you hold shares of the Fund in a tax-deferred

27 | USAA Total Return Strategy Fund

account or are a tax-exempt investor; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your basis in the exchanged shares and the price of the shares when they are exchanged. See Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and on usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services' applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Prospectus |28

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722)

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone

■	Call toll free (800) 531-USAA (8722) Monday – Friday, 7:30 a.m. to 10 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

29 | USAA Total Return Strategy Fund

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Prospectus |30

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient manage-ment of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of the USAA Funds has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

■	Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

■
Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds’ using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

THE USAA FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject

31 | USAA Total Return Strategy Fund

purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or ”out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) trans-action in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

■	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

■	Purchases and sales pursuant to automatic investment or withdrawal plans;

■	Purchases and sales made through USAA Managed Portfolios –UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

■	Purchases and sales of the Institutional Shares by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and

■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent

Prospectus |32

may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

33 | USAA Total Return Strategy Fund

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and

■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.

MULTIPLE CLASS INFORMATION

The Fund is composed of multiple classes of shares. Each class shares the Fund’s investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment require-ments. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

Prospectus |34

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently deter-mined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) agree to notify us of significant events identified that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures

35 | USAA Total Return Strategy Fund

approved by the Fund’s Board, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded.

Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using

Prospectus |36

methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays distributions of net investment income (dividends) quarterly. Ordinarily, any net realized capital gains are paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

The Fund will automatically reinvest all dividends and other distri-butions in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV of the Fund shares computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions are subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to us by your financial institution.

Taxes

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

37 | USAA Total Return Strategy Fund

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a "regulated investment company" under the Code (RIC). By doing so, it (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (net short-term gain), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions from net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for the 70% dividends-received deduction available to corporations and for the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their shares held in the Fund -- a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts.

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individuals and certain other non-corporate shareholders will qualify for the maximum 15% and 20% federal income tax rates described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange, which is treated like a redemption of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed or exchanged shares and the redemption proceeds, or the NAV of the shares of the fund in which you

Prospectus |38

exchange, you receive. Any capital gain an individual or certain other non-corporate shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% maximum tax rates mentioned above. In addition, beginning in 2013 an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. A similar tax will apply to estates and trusts. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquire after December 31, 2011, (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■ Underreports dividend or interest income, or

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding requirement, you must certify on your application or on a separate IRS Form W-9 supplied by

39 | USAA Total Return Strategy Fund

the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

Prospectus |40

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance for the Fund Shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because the Institutional Shares commenced operations on or following the date of this prospectus, no financial highlights are shown for this share class.

The information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

41 | USAA Total Return Strategy Fund

TOTAL RETURN STRATEGY FUND SHARES
	Year Ended December 31,
	2012	2011	2010		2009		2008
Net asset value at
beginning of period	$8.24	$8.34	$7.97		$7.21		$9.37
Income (loss) from investment operations:
Net investment income	.06	.02	.03		.03		.13
Net realized and unrealized
gain (loss)	.81	(.11)	.37		.85	(a)	(2.09)
Total from investment operations	.87	(.09)	.40		.88		(1.96)
Less distributions from:
Net investment income	(.06)	(.01)	(.03)		(.03)		(.13)
Realized capital gains	–	–	–		(.09)		(.07)
Total distributions	(.06)	(.01)	(.03)		(.12)		(.20)
Net asset value at end of period	$9.05	$8.24	$8.34		$7.97		$7.21
Total return (%)*	10.62	(1.04)	5.01		12.25	(a),(b)	(21.01)
Net assets at end of period (000)	$122,021	$125,895	$141,291		$149,206		$142,978
Ratios to average net assets:**
Expenses including dividend expense on securities sold short (%)(c)
Including reimbursements	–	1.72	1.79		1.56	(b),(d)	1.31	(d)
Excluding reimbursements	1.32	1.72	1.79		1.70	(b)	1.60
Expenses excluding dividend expense on securities sold short (%)(c)
Including reimbursements	–	1.35	1.35		1.29	(b),(d)	1.00	(d)
Excluding reimbursements	1.31	1.35	1.35		1.43	(b)	1.29
Net investment income (%)	.73	.23	.00	(e)	.41		1.00
Portfolio turnover (%)(f),(g)	171	92	56	(h)	68		384

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended December 31, 2012, average net assets were $124,475,000.

(a) During the year ended December 31, 2009, the Manager reimbursed the Fund $8,000 for a loss incurred from the sale of option contracts that were purchased in excess of what was required to hedge the equity portion of the Fund's portfolio. The effect of this reimbursement on the Fund's net realized loss per share and total return was less than $0.01/0.01%.

(b) During the year ended December 31, 2009, SAS voluntarily reimbursed the Fund $56,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund’s total return was less than 0.01%. The reimbursement decreased the Fund’s expense ratios by 0.04%. This decrease is excluded from the expense ratios in the Financial Highlights table.

Prospectus |42

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d) Prior to May 1, 2009, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets, excluding the effect of any dividend expense for securities sold short.

(e) Represents less than 0.01%.

(f) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.

(g) Prior to January 27, 2012, calculated excluding securities sold short, covers on securities sold short, and options transactions. The turnover rate for the portion of the Fund invested in ETFs and bonds was calculated using average daily market value for the year ended December 31, 2008, and calculated using average monthly market value for the years ended December 31, 2009, 2010, 2011, and 2012.

(h) Revised turnover rate for the year ended December 31, 2010, to reflect removal of short sales based on management's intent to hold the securities less than one year.

43 | USAA Total Return Strategy Fund

NOTES

Prospectus |44

45 | USAA Total Return Strategy Fund

Prospectus |46

47 | USAA Total Return Strategy Fund

Prospectus |48

49 | USAA Total Return Strategy Fund

9800 Fredericksburg Road
San Antonio, Texas 78288

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com
Select Manage Preferences
Set your Document Preferences to USAA documents online

PRST STD
U.S. Postage
PAID
USAA

If you would like more information about the Fund, you may
call (800) 531-USAA (8722) to request a free copy of the
Fund’s statement of additional information (SAI), annual or
semiannual reports, or to ask other questions about the
Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the
Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly
affected the Fund’s performance during the last fiscal year.
The Fund’s annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the
Fund’s SAI. The SAI is not available on usaa.com because of
cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website
(www.sec.gov) or the Commission’s Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling (202) 551-8090.
Additionally, copies of this information may be obtained,
after payment of a duplicating fee, by electronic request
at the following e-mail address: publicinfo@sec.gov or by
writing the Public Reference Section of the Commission,
Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).                                                                                                                   [graphic 10%]

48372-0713                                                                                           Investment Company Act File No. 811-7852                                         ©2013, USAA. All rights reserved.

Part A

Prospectus for the
Ultra Short-Term Bond Fund Shares,
Ultra Short-Term Bond Fund Institutional Shares

Included herein

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA ULTRA SHORT-TERM BOND FUND (UUSTX)
USAA ULTRA SHORT-TERM BOND FUND
INSTITUTIONAL SHARES
JULY 12, 2013

[GRAPHIC OMITTED]

The Fund is comprised of multiple classes of shares. As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	3
Investment Adviser	5
Portfolio Manager(s)	5
Purchase and Sale of Shares	6
Tax Information	6
Payments to Broker-Dealers and
Other Financial Intermediaries	6
Investment Objective	7
Principal Investment Strategy	7
Risks	9
Portfolio Holdings	16
Fund Management	16
Portfolio Manager(s)	18
Purchases	18
Redemptions	21
Exchanges	22
Other Important Information
About Purchases, Redemptions and Exchanges	24
Shareholder Information	26
Financial Highlights	32

INVESTMENT OBJECTIVE

The USAA Ultra Short-Term Bond Fund (the Fund) seeks to provide high current income consistent with preservation of principal.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses the Fund Shares are based on expenses incurred during the Fund’s most recently completed fiscal year while the annual fund operating expenses for the Institutional Shares are based on estimated expenses for the current fiscal year.

Shareholder Fees
(fees paid directly from your investment)
Fund Shares	None
Institutional Shares	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.27%	0.24%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.32%	0.31%
Total Annual Operating Expenses	0.59%	0.55%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

1 | USAA Ultra Short-Term Bond Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$60	$189	$329	$738
Institutional Shares	$56	$176	$307	$689

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance
.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of the Fund’s assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less. These securities will consist primarily of U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the invest-ment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

Prospectus | 2

As a mutual fund that has the ability to invest in bonds, there is a risk that the market value of the Fund’s investments will fluctuate because of changes in interest rates, changes in supply and demand for fixed-income securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which may adversely affect its net asset value (NAV) and total return. If interest rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may increase its NAV and total return.

Credit risk is the possibility that an issuer of a fixed-income instrument will fail to make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk. Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns and financial setbacks or liquidity events.

When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. This is known as prepayment risk. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value.
Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the

3 | USAA Ultra Short-Term Bond Fund

Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares . The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' volatility and performance from year to year for each full calendar year since the Fund’s inception. The table shows how the Fund Shares' average annual total returns for the periods indicated compared to those of the Fund’s benchmark index and an additional index.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

Prospectus | 4

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

[bar chart]

2011	2012
1.60%	3.13%

THREE-MONTH YTD TOTAL RETURN
0.59% (3/31/13)
BEST QUARTER*	WORST QUARTER*
1.01% 1st Qtr. 2012	-0.02% 3rd Qtr. 2011
* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

5| USAA Ultra Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2012
	Past	Inception Date
	1 Year	10/18/10
Ultra Short-Term Bond Fund Shares
Return Before Taxes	3.13%	2.10%
Return After Taxes on Distributions	2.53%	1.55%
Return After Taxes on Distributions
and Sale of Fund Shares	2.04%	1.47%
Indexes
Citigroup 3-Month U.S. Treasury
Bill Index(reflects no deduction
for fees, expenses, or taxes)	0.07%	0.08%
Lipper Ultra Short Funds Index (reflects no deduction for taxes)	1.78%	1.02%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since its inception in October 2010.

Prospectus | 6

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or redeem shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9825; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. You also may purchase or redeem shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $3,000
•	Minimum subsequent investment: $50
Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that may be taxed to you as ordinary income or long-term capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | USAA Ultra Short-Term Bond Fund

USAA Asset Management Company (AMCO) manages this Fund. For easier reading, AMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■ What is the Fund’s investment objective?

The Fund seeks to provide high current income consistent with preservation of principal. The Fund’s Board of Trustees (the Board) may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■ What is the Fund’s principal investment strategy?

Under normal market conditions, the Fund invests at least 80% of its assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.

■ What types of debt securities may be included in the Fund’s portfolio?

The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. We independently assess credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.

In order to implement its investment strategy, the Fund may invest in shares of affiliated or other investment companies, including exchange-traded funds (ETFs). The Fund may rely on Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

By diversifying the Fund’s portfolio through investing in securities of a large number of unrelated issuers, we attempt to reduce the Fund’s

Prospectus | 8

exposure to the risks of an investment in the securities of any one issuer or group of issuers. Certain bond and money market instru-ments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

The Fund is limited to 20% of its net assets invested in preferred, hybrid, and convertible securities.

■ What is the credit quality of the debt securities?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs). Below are investment-grade ratings for four of the current NRSRO rating agencies:

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Ratings Services	At least BBB–	At least A–3 or SP–2
Fitch Ratings Ltd.	At least BBB–	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

If the security does not meet the requirements set forth above, or is not rated, we may make a determination that the security is of equivalent investment quality to a comparable investment-grade security of the same issuer.
In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to signifi-cant credit risk, because they are believed to represent a greater risk of

9 | USAA Ultra Short-Term Bond Fund

default than more creditworthy investment-grade securities. However, even investment-grade securities are subject to some credit risk. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded may be less liquid than the market for investment-grade securities.

You will find a complete description of the above debt ratings in the Fund’s SAI.

■ Will the Fund's assets be invested in illiquid securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■ How are the decisions to buy and sell securities made?

We search for securities that represent value at the time of purchase given current market conditions. Value takes into consideration a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simul-taneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety

Prospectus | 10

bonds, or other credit enhancements. Asset-backed security values also may be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhance-ment. In addition, these securities may be subject to prepayment risk, which is described herein.

If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. In addition, changes in the values of the properties backing the loans, as well as changes in interest rates, may have a greater effect on the delin-quency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. In addition, instability in the markets for such securities may affect the liquidity of such securities, which means that the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed or mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument will fail to make timely payments of dividends, interest, or principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund’s portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived

11 | USAA Ultra Short-Term Bond Fund

credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment. To the extent the Fund invests in U.S. government securities, credit risk will be limited.

Credit Risk Associated with Non-Investment-Grade Securities: Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETF Risk: The Fund may invest in shares of ETFs, which generally are registered investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher

Prospectus | 12

and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be exposed indirectly to all of the risk of securities held by the ETFs.

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, adverse changes in supply and demand for investment securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.

Legislative Risk: Legislative risk is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that

13 | USAA Ultra Short-Term Bond Fund

potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results.

Market Risk: The Fund is subject to market risk, which is possibility that the value of the Fund’s investments will decline regardless of the success or failure of a company’s operations. A company’s stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Equity securities tend to be more volatile than bonds.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause a mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase the mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund, as a holder of these securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in

Prospectus | 14

some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Prepayment Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along

15 | USAA Ultra Short-Term Bond Fund

with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Real Estate Investment Trusts (REITs) Investment Risk: There is a risk that the Fund’s investment in REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Freddie Mac and Frannie Mae under conservator-ship and appointed the Federal Housing Finance Agency (FHFA) as their

Prospectus | 16

regulator. In addition, the U.S. Treasury entered into purchase agree-ments with Freddie Mac and Frannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by the Fannie Mae and Freddie Mac.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

AMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $115 billion in total assets under management as of March 31, 2013.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board. A discussion regarding the basis of the Board's approval of the Fund’s Advisory Agreement is available in the Fund’s semiannual report to shareholders for the period ended June 30.

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of

17 | USAA Ultra Short-Term Bond Fund

twenty-four one hundredths of one percent (0.24%) of the Fund’s average net assets.

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of the Lipper Ultra Short Funds Index over the performance period and will be added to or subtracted from the base investment management fee depending upon the performance of the Fund to the performance of the Lipper Ultra Short Funds Index. The Lipper Ultra Short Funds Index tracks the performance of the average of the 10 largest funds in the Lipper Ultra Short Obligation Funds category, which includes funds that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. The performance period for the Fund commenced on October 18, 2010, and will consist of the current month plus the preceding twelve months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the following chart:

Over/Under Performance                                                                Annual Adjustment Rate
Relative to Index                                                                          (in basis points as a percentage
(in basis points)1                                                                         of the Fund’s average net assets)1
--------------------------------------------------------------------------------------------------------------------------
+/– 20 to 50                      +/– 4
+/– 51 to 100                       +/– 5
+/– 101 and greater                                                                                            +/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Ultra Short Funds Index over that period, even if the Fund had overall negative returns during the performance

Prospectus | 18

period. For the fiscal year ended December 31, 2012, the performance adjustment increased the base investment management fee of 0.24% by 0.03%.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We could select (with approval of the Fund’s Board and without share-holder approval) one or more subadviser(s) to manage the actual day-to-day investment of the Fund’s assets. We would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

In addition to providing investment management services, we also provide administration and servicing to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Fund or the Fund’s transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions. USAA Investment Management Company acts as the Fund's distributor.

PORTFOLIO MANAGER(S)

Anthony M. Era, Jr., Vice President of Money Market Funds, has managed the Fund since its inception. He has 27 years of investment management experience and has worked for us for 26 years. Education: B.A., Creighton University, Omaha, Nebraska; master’s degree in finance, University of Texas at San Antonio. Mr. Era is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio manager’s compensation, other accounts, and ownership of Fund securities.

PURCHASES

You may purchase shares directly from the Fund or through certain financial intermediaries as described below.

OPENING AN ACCOUNT WITH THE FUND

19 | USAA Ultra Short-Term Bond Fund

You may open an account with us and purchase shares as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV). We prohibit opening accounts for, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code of 1986, as amended (the Code). See the section on Taxes for additional tax information.

EFFECTIVE DATE OF PURCHASE

When you make a purchase, your purchase price will be the NAV per share next determined after we or the financial intermediary receive your request in proper form (e.g., complete, signed application and payment). The Fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share determined for that day. If we or the financial intermediary receive your purchase request

Prospectus | 20

in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund’s transfer agent may enter into agreements with Servicing Agents, which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

PAYMENT

If you plan to purchase shares from us with a check, money order, traveler’s check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

PURCHASING SHARES

Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account with us and purchase shares of the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through USAA Brokerage Services and certain financial intermediaries, as described below.

To purchase Fund Shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to USAA Brokerage Services' applicable policies and procedures. Additional fees also may apply.
If Fund Shares are purchased through a retirement account or an investment professional (e.g., financial intermediary), the policies and procedures on these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may

21 | USAA Ultra Short-Term Bond Fund

apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial inter-mediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time.

MINIMUM INITIAL PURCHASE

Fund Shares:
$3,000. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums of Institutional Shares in certain circumstances.

ADDITIONAL PURCHASES

Fund Shares:
$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

Institutional Shares:
There is no subsequent purchase minimum for the investment in the Institutional Shares of the Fund through any applicable discretionary managed account or similar investment program and/or certain other USAA affiliated product.

Prospectus | 22

REDEMPTIONS

For federal income tax purposes, a redemption is a taxable event unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

REDEEMING SHARES

Fund Shares:

If you have an account with us, you may redeem shares of the Fund by Internet, by telephone, or by mail on any day the NAV per share is calculated. Your redemptions will receive a redemption price of the NAV per share next determined after we receive your request in proper form. If we receive your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

Telephone redemption privileges are established automatically when you complete your application. The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

23 | USAA Ultra Short-Term Bond Fund

If Fund Shares are held through USAA, we will send your money within seven days after the effective date of redemption. However, payment for redemption of shares purchased by electronic funds transfer (EFT) or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding redemption policies. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services' applicable policies and procedures.

If Fund Shares are held in your account with another financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the financial intermediary's applicable policies and procedures.

Institutional Shares:
Redemptions of Institutional Shares will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. We will send your money within seven days after the effective date of redemption.

CONVERTING SHARES

CONVERTING FROM INSTITUTIONAL SHARES
INTO FUND SHARES

If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your

Prospectus | 24

Institutional Shares of the Fund into Fund Shares. We will notify you before any such conversion into Fund Shares occurs.

PRICING

When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

EXCHANGES

For federal income tax purposes, an exchange between funds is a taxable event unless you hold shares of the Fund in a tax-deferred account or are a tax-exempt investor; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your basis in the exchanged shares and the price of the shares when they are exchanged. See Taxes for information regarding basis election and reporting.

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application with us. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence. The Fund, however, reserves the right to terminate or change the terms of an exchange offer.

Exchanges made through the USAA self-service telephone system and on usaa.com require an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See section on Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.

25 | USAA Ultra Short-Term Bond Fund

If shares of the Fund are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares are part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to USAA Brokerage Services' applicable policies and procedures.

If shares of the Fund are held through a retirement account or an investment professional (i.e., financial intermediary), the policies and procedures on an exchange may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

CONTACTING USAA

The following features may be available to you to purchase, redeem, and exchange Fund Shares you hold in a USAA mutual fund account with us.

Internet Access – usaa.com

■
Log on to usaa.com and select “register now” or call (800) 759-8722. Once you have established Internet access to your account, you will be able to access account information and make most account transactions. This includes opening and funding a new mutual fund account; making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.

Mobile Access – mobile.usaa.com

■	Review account information and make most account transactions.

USAA Self-Service Telephone System (800) 531-USAA (8722)

Prospectus | 26

■	Access account information and make most account transactions. This service is available with an ESA and EFT Buy/Sell authorization on file.

Telephone
■	Call toll free (800) 531-USAA (8722) Monday – Friday, 7:30 a.m. to 10 p.m. Central time and Saturday, 8 a.m. to 5 p.m. Central time to speak with a member service representative.

Fax

■	Send a signed fax with your written redemption instructions to (800) 292-8177. In certain instances we may require a signature from all owners associated with an account.

Mail

■	If you would like to open an account or request a redemption by mail, send your application and check or written instructions to:

Regular Mail:
USAA Investment Management Company
P.O. Box 659453
San Antonio, TX 78265-9825

Registered or Express Mail:
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX 78240

Bank Wire

■
To add to your account or request a redemption by bank wire, visit us at usaa.com or call (800) 531-USAA (8722) for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.

Electronic Funds Transfer

■
Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to usaa.com or call (800) 531-USAA (8722) to add them.

Checkwriting

27 | USAA Ultra Short-Term Bond Fund

■
You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

DISTRIBUTION FEES

The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee.

ACCOUNT BALANCE

SAS may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an auto-matic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

At this time, the Fund’s Board has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.

OTHER FUND RIGHTS

The Fund reserves the right to:

■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;

Prospectus | 28

■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

■	Redeem an account with less than $250, with certain limitations; and
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law.
MULTIPLE CLASS INFORMATION

The Fund is composed of multiple classes of shares. Each class shares the Fund’s investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment require-ments. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base advisory or custodial fee rate schedules or other expenses related to the management of the Fund’s assets, which do not vary by class.

Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem shares of the Fund is equal to the NAV per share determined on the effective date of the

29 | USAA Ultra Short-Term Bond Fund

purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day
.

Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded.

Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.
Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s sub-

Prospectus | 30

adviser(s), if applicable, under valuation procedures approved by the Fund’s Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

Distributions from the Fund’s net investment income are accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends begin accruing on shares purchased the day following the effective date and continue to accrue to the effective date of redemption. When you choose to receive cash dividends monthly, we will send you those funds that have accrued during the month after the payment date. Ordinarily, any net realized capital gains are paid in December of each year. The Fund may make additional distributions to shareholders when con-sidered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

The Fund will automatically reinvest all dividends and other distri-butions in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price for a reinvestment will be the NAV of the Fund shares computed on the ex-distribution date. Any distribution made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions are subject to taxes. The Fund will invest in your account, at the current

31 | USAA Ultra Short-Term Bond Fund

NAV per share, any distribution payment returned to us by your financial institution.

Taxes

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

■ Treatment of the Fund

The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a "regulated investment company" under the Code (RIC). By doing so, it (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (net short-term gain), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

■ Shareholder Taxation

Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions from net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends may qualify for the 70% dividends-received deduction available to corporations and for the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their shares held in the Fund --a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts.
Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions to individuals and certain other non-corporate shareholders will qualify for a maximum 15% and 20% federal income tax rates described above.

Prospectus | 32

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange, which is treated like a redemption of shares of the Fund. Your gain or loss is based on the difference between your basis in the redeemed or exchanged shares and the redemption proceeds, or the NAV of the shares of the fund in which you exchange, you receive. Any capital gain an individual or certain other non-corporate shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% maximum tax rates mentioned above. In addition, beginning in 2013 an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. A similar tax will apply to estates and trusts. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquire after December 31, 2011, (Covered Shares), will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (IRS)-accepted basis determination method.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■ Underreports dividend or interest income, or

33 | USAA Ultra Short-Term Bond Fund

■	Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding requirement, you must certify on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus. You will receive the single copy if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance for the Fund Shares since inception. Certain information reflects financial results for a single fund

Prospectus | 34

share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because the Institutional Shares commenced operations on or following the date of this prospectus, no financial highlights are shown for this share class.

The information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

35 | USAA Ultra Short-Term Bond Fund

ULTRA SHORT-TERM BOND FUND SHARES

	Year Ended December 31,				Period Ended December 31,
	2012		2011		2010***
Net asset value at beginning of period	$9.98		$9.97		$10.00
Income (loss) from investment operations:
Net investment income	.16		.14		.03	(a)
Net realized and unrealized gain (loss)	.15		.01		(.04)	(a)
Total from investment operations	.31		.15		(.01)	(a)
Less distributions from:
Net investment income	(.16)		(.14)		(.02)
Realized capital gains	(.01)		(.00)	(d)	—
Total distributions	(.17)		(.14)		(.02)
Net asset value at end of period	$10.12		$9.98		$9.97
Total return (%)*	3.13		1.60		(.10)
Net assets at end of period (000)	$417,623		$245,819		$82,712
Ratios to average net assets:**
Expenses (%)(b)	.58	(e)	.60		.60	(c)
Expenses, excluding reimbursements (%)(b)	.59		.67		1.13	(c)
Net investment income (%)	1.62		1.46		1.06	(c)
Portfolio turnover (%)	28		26		1

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the year ended December 31, 2012, average net assets were $341,559,000.

*** Fund commenced operations on October 18, 2010.

(a) Calculated using average shares.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(d) Represents less than $0.01 per share.

(e) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.60% of the Fund's average net assets.

Prospectus | 36

NOTES

37 | USAA Ultra Short-Term Bond Fund

Prospectus | 38

39 | USAA Ultra Short-Term Bond Fund

Prospectus | 40

9800 Fredericksburg Road
San Antonio, Texas 78288

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com
Select Manage Preferences
Set your Document Preferences to USAA documents online
PRST STD
U.S. Postage
PAID
USAA

If you would like more information about the Fund, you may
call (800) 531-USAA (8722) to request a free copy of the
Fund’s statement of additional information (SAI), annual or
semiannual reports, or to ask other questions about the
Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the
Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly
affected the Fund’s performance during the last fiscal year.
The Fund’s annual and semiannual reports also may be
viewed, free of charge, on usaa.com. A complete description
of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the
Fund’s SAI. The SAI is not available on usaa.com because of
cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website
(www.sec.gov) or the Commission’s Public Reference Room in
Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling (202) 551-8090.
Additionally, copies of this information may be obtained,
after payment of a duplicating fee, by electronic request
at the following e-mail address: publicinfo@sec.gov or by
writing the Public Reference Section of the Commission,
Washington, DC 20549- 1520.

[USAA EAGLE LOGO (R)] We know what it means to serve (R).                                                                                                                                            [graphic 10%]

94405-0713                                                                                                              Investment Company Act File No. 811-7852                                                ©2013, USAA. All rights reserved.

Part B

Statement of Additional Information for the
Global Managed Volatility Fund Shares, and
 Global Managed Volatility Fund Institutional Shares,

Included herein

[USAA EAGLE LOGO (R)]

USAA MUTUAL FUNDS TRUST	STATEMENT OF ADDITIONAL INFORMATION JULY 12, 2013

GLOBAL MANAGED VOLATILITY FUND SHARES
  GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (UGOFX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of fifty-two no-load mutual funds, one of which is described in this Statement of Additional Information (SAI): the Global Managed Volatility Fund (formerly Global Opportunities Fund) (the Fund). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Trust has the ability to offer additional funds or classes of shares. The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, and insurance companies and to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. The Fund is classified as diversified.

You may obtain a free copy of the prospectus dated July 12 , 2013, for the Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, by calling toll free (800) 531-USAA (8722). The prospectus provides the basic information you should know before investing in the Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Fund’s prospectus.

The financial statements of the Fund's Institutional Shares and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended December 31, 2012, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or phone number.

Page

                2 Valuation of Securities
3 Conditions of Purchase and Redemption
3 Additional Information Regarding Redemption of Shares
                5 Investment Plans
6 Investment Policies
21 Investment Restrictions
21 Portfolio Transactions and Brokerage Commissions
23 Fund History and Description of Shares
24 Tax Considerations
26 Trustees and Officers of the Trust
31 Investment Adviser
34 Portfolio Manager Disclosure
40 Portfolio Holdings Disclosure
41 General Information
42 Appendix A – Long-Term and Short-Term Debt Ratings

VALUATION OF SECURITIES

Shares of the Fund are offered only to eligible investors, as described in the prospectus, on a continuing, best-efforts basis through USAA Asset Management Company (AMCO or the Manager). The offering price for shares of the Fund is equal to the current net asset value (NAV) per share. The NAV per share of the Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

The Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of the Fund is determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the price of certain foreign securities held by the Fund is determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of the Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of the Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund’s foreign securities, then the Manager, under valuation procedures approved by the Fund’s Board of Trustees (the Board), will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant
.
Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, hedge or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund’s Subadvisers, if applicable, at fair value using valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

2

CONDITIONS OF PURCHASE AND REDEMPTION
Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in your Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the redemption of shares of a Fund, depending upon the price when redeemed.

Shares of the Fund may be offered to other USAA Funds that are structured as funds-of-funds, institutional investors, financial intermediaries, and other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may from time to time own or control a significant percentage of the Fund’s shares. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows from the Fund as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase the Fund’s expense ratio, transaction costs, and taxable distributions, which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher taxes with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's and a subadviser's ability to manage investments of the Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, the Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager or a subadviser seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of the Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause the Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for the Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.

The Board may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your known last address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Fund(s), the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

3

Excessive Short-Term Trading

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the Short-Term Bond Fund, the Ultra Short-Term Bond Fund, and the Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of the USAA Funds has adopted the following policies (except for the money market funds, the Short-Term Bond Fund, the Ultra Short-Term Bond Fund, and the Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

           Purchases and sales pursuant to automatic investment or withdrawal plans;

	Purchases and sales made through USAA Managed Portfolios -- UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

	Purchases and sales of the USAA Institutional shares by the Target Retirement Funds; Cornerstone Conservative Fund and/or Cornerstone Equity Fund;

	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and

4

sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

INVESTMENT PLANS

Automatic Purchase of Shares

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.
Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and other distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect

5

withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of individual retirement accounts (IRAs). You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust (excluding our tax-exempt funds, Growth and Tax Strategy Fund, and S&P 500 Index Fund Reward Shares).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications received electronically by the Manager for these retirement accounts will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in the Fund’s prospectus describe the investment objective(s) and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective(s). The Fund’s objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in the investment objective of the Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Fund. Unless described as a principal investment policy in the Fund’s prospectus, these represent the non-principal investment policies of the Fund.

Temporary Defensive Policy

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper and other corporate debt obligations.

Short-Term Instruments

When the Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor’s Ratings Services (S&P) or Aa or higher by Moody’s Investors Service (Moody’s) or, if unrated, of comparable quality in the opinion of the Manager or the applicable subadviser(s); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s (see Appendix A). If no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager or the applicable subadviser(s).

U.S. Government Obligations

The Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such
6

agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will be those in which it is authorized to have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Section 4(2) Commercial Paper and Rule 144A Securities

The Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

The Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Municipal Lease Obligations

The Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.

7

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity Determinations

The Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board : (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument’s being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

Eurodollar and Yankee Obligations

The Fund may invest a portion of its assets in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets

8

by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Master Demand Notes

The Fund’s assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund’s assets in master demand notes only if the Fund’s Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Periodic Auction Reset Bonds

The Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in failure to reset the interest rate to a market rate that would support fair value that approximates par value and in greater price volatility of such instruments compared to fixed short-term bonds.

Synthetic Instruments

The Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option.

Put Bonds

The Fund's  assets may be invested in put bonds are securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Lending of Securities

The Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust’s Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from the Fund, the borrower will be required to maintain cash collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market
9

mutual funds, thereby earning additional income. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets. The Fund may terminate a loan at any time.

Brady Bonds and Emerging Markets Debt

The Fund may invest in Brady Bonds, which are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in a Fund’s portfolio.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, notes, debentures, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Fund will invest may be rated below investment grade as determined by Moody’s Investors Service (Moody’s) or Standard & Poor’s Ratings Services (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund’s ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

Foreign Securities

The Fund may invest its assets in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Fund's investment objective will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect a Fund.

Forward Currency Contracts

The Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

The Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
10

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert their foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Equity Securities

The Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Global Tactical Asset Allocation Overlay (GTAA) Strategy

In an attempt to enhance the Fund’s return, the Fund also employs a GTAA strategy, which is a total return strategy designed to add value by benefiting from short-term and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund’s assets in hedge or other funds that invest in short-term money market instruments and long and short positions in global equity and fixed income exchange-traded futures, currency forward contracts, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund’s return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities.
11

Adjustable-Rate Securities

The Fund may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Variable-Rate Demand Notes

The Fund may invest in securities that provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

Variable-Rate and Floating-Rate Securities

The Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

When-Issued and Delayed-Delivery Securities

The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund’s portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

Separate Trading of Registered Interest and Principal of Securities (STRIPS)

The Fund may invest in STRIPS, which are U.S. Treasury securities that allow the in vestor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (TIPS)

The Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

Real Estate Investment Trusts (REITs)

Because the Fund may invest a portion of its assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in real estate. In addition, the Fund may invest a portion of its assets in the debt and preferred securities of REITs
12

and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Tax-Exempt Securities

The Fund may invest in tax-exempt securities, which generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Fund’s shareholders when distributed to them.

The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s, S&P, Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stocks represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying

13

security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the Investment Company Act of 1940 Act, as amended (the 1940 Act). The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

Exchange-Traded Funds (ETFs)

The Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae or GNMA), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.
14

The Fund may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SMBSs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund's limitations on investment in illiquid securities.

In mortgage dollar roll transactions, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. The mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

In addition, the Fund may also invest in commercial mortgage-backed securities (CMBSs) and interest only commercial mortgage-backed securities (CMBS IOs).

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher (see Appendix A).

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
15

Derivatives

The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving the Fund’s investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

Cover
Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

16

Options on Securities, Securities Indexes or Corresponding Exchange-Traded Fund, and Options on Futures Contracts

The Fund may purchase and sell options on securities or securities indexes or corresponding exchange-traded fund and options on futures contracts to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether the Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that the Fund may purchase or sell are options on an index or corresponding exchange-traded fund. In general, options on an index are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index or corresponding exchange-traded fund assigns relative values to the securities included in the index or corresponding exchange-traded fund and the index or corresponding exchange-traded fund options are based on a broad market index or corresponding exchange-traded fund. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI). Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.

Limitations and Risks of Options and Futures Activity

As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of the Fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
17

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been excluded from regulation as Commodity Pool Operators (CPOs) pursuant to Commodities Future Trading Commission (CFTC) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Fund and, in its management of the Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund’s investment strategies. Although the Manager expects to be able to execute the Fund’s investment strategies within the limitations, the Fund’s performance could be adversely affected. New rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Swap Arrangements

The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.
18

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund’s portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Fund may enter into credit default swap (CDS) contracts for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap in that the Fund would have to pay the buyer the full par (or other agreed upon) value of the referenced debt obligation even though such obligation went into default. As seller, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The Fund may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default. As buyer, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

Over the past year, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swaps transactions, and are expected to continue to develop and finalize additional rules through 2013. Under the new regulations, certain swaps transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swaps transactions, including requirements relating to posting margin, and reporting and documenting swaps transactions. A Fund engaging in swaps transactions may incur additional expense as a result of these new regulatory requirements. Trust management is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Funds.

Asset-Backed Securities

The Fund may invest in asset-backed securities (ABS), which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Fund, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Loan Interests and Direct Debt Instruments (bank loans)

The Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
18

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Equity-linked Structured Notes

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (ETNs), which are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e,. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. Therefore, the value of the ETN may drop without a change in the underlying index due to a downgrade in the issuer’s credit rating.

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including each Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation is

20

widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Fund’s investments.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd- Frank Act (e.g., the SEC and the CFTC) are reviewing generally and have proposed regulations or guidelines on the use of derivatives by market participants, including mutual funds. It is not clear whether final guidelines for such use will be published, or when these rules will become final. Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation in ways that are unforeseeable. Most of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. The ultimate effect of these efforts is not yet known. In the future, the U.S. federal government or other governments may take actions that affect the regulation of the instruments in which a Fund invests, the markets in which they trade, or the issuers of such instruments, in ways that are unforeseen. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money.

European Securities

The European Union’s (EU) Economic and Monetary Union (EMU) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Borrowing

The Fund may borrow money from a bank or another person to the extent permitted under the 1940 Act. Such borrowings may be utilized for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund’s return. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

Senior Securities

Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition, each Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio
21

through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed in any material way for the Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities.

The Fund:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)
may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to the Fund’s concentration policies as described above, the Manager and Subadvisers, where applicable, determine “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust’s Board, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser(s) shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser(s) may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust’s Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust’s Board has authorized the Manager or
22

the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser(s) (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust’s Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser(s) as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser(s) may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser(s), it may tend to reduce the Manager’s or the applicable Subadviser’s costs.

In return for such services, the Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser(s) to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser(s) in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser(s) in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser(s) in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser(s) for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser(s), and the expenses of the Manager or the applicable Subadviser(s) will not necessarily be reduced by the receipt of such supplemental research. See Investment Adviser.

The Manager or the applicable Subadviser(s) continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser(s) considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser(s) with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadviser(s) may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Manager or the applicable Subadviser(s) may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for the Fund or other accounts or companies for which the Manager or the applicable Subadviser(s) acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser(s)). On occasions when the Manager or the applicable Subadviser(s) deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser(s), to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser(s) in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

23

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended December 31, 2012, the Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Value of Securities As of December 31, 2012
Bank of America Securities, LLC	$1,624,000
Goldman, Sachs & Co.	$689,000
Morgan Stanley	$270,000
Barclays Global Investors Services	$455,000
Deutsche Bank Securities, Inc.	$96,000
UBS AG	$57,000
State Street Bank & Trust Company	$371,000

During the last three fiscal years ended December 31, the Fund paid the following aggregate brokerage fees:

2012	2011	2010
$2,967,582	$4,760,896	$2,649,501

These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

During the last three fiscal years ended December 31, the Fund paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

The Manager or the applicable Subadviser(s) may direct a portion of the Fund’s brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser(s) with research, analysis, advice, and similar services. During the fiscal year ended December 31, 2012, the Fund did not direct brokerage transactions directly to obtain research, analysis, advice, and similar services.

Portfolio Turnover Rates

The rate of portfolio turnover of the Fund will not be a limiting factor when the Manager or the applicable Subadviser(s) deems changes in the Fund’s portfolio appropriate in view of its investment objective(s). Ordinarily, the Fund will not purchase or sell securities solely to achieve short-term trading profits, although the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the last two fiscal years ended December 31, the Fund’s portfolio turnover rates were as follow:

2012	2011
106%	144%

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Fifty-two such portfolios have been established, one of which is described in this SAI. Under the Master Trust Agreement, the Board is authorized to create new portfolios in addition to those already existing without shareholder approval. The Fund is a series of the Trust and is diversified. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of a Fund and is not a separate mutual fund. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain other financial intermediaries the Fund may approve from time to time. The Institutional Shares currently are available for investment through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a USAA fund-of-funds investment strategy. The Fund was established February 27, 2008, and commenced offering Institutional Shares in July 2008 and Fund Shares in July 2013.

24

The Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of the Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class of shares of a Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.

Shares of each class of the Fund represent an equal proportionate interest in the Fund with every other share and is entitled to dividends and other distributions out of the net income and realized net capital gains belonging to the Fund when declared by the Board and generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class of shares: (a) has a different designation; (b) bears its “Class Expenses”; (c) has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) may have separate exchange privileges; and (f) may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to the Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information to obtain signatures to request a special shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares; and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

Converting from Institutional Shares into Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of the Fund into Fund Shares. The Fund will notify you before any mandatory conversion into Fund Shares occurs.

Pricing: When a conversion occurs, you receive shares of one class of the Fund for shares of another class of the Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

TAX CONSIDERATIONS

Taxation of the Funds

The Fund, which is treated as a separate corporation for federal tax purposes, intends to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 1- of Subtitle A of the Internal Revenue Code of 1986, as

25

amended (the Code). If the Fund so qualifies it, will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (90% test); (2) distribute at least 90% of its investment company taxable income, (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for that year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. The Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward contract, foreign currency, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

The Fund may invest in certain futures and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and certain foreign currency options and forward contracts -- excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which the Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

The Fund may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a

26

dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rate on individuals’ and certain other non-corporate taxpayers “qualified dividend income” described in a Fund’s prospectus. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the 4% excise tax mentioned above -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should note that the Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that the Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

Original Issue Discount; Market Discount

Certain debt securities acquired by the Fund may be treated as having been issued with original issue discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the excess of the stated redemption price over the purchase price is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, distributions the Fund declares in October, November, or December, which are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution of net capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If the Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be “qualified dividend income,” distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as “qualified dividend income” and instead will be taxed at the shareholders’ marginal federal income tax rates.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the basis information for Fund shares purchased on or after January 1, 2012 (Covered Shares), and redeemed thereafter. In addition to the previous requirement to report the gross proceeds from the redemption of Fund shares, the Fund also is required to report the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A shareholder’s basis in Covered Shares will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method the Fund shareholder elects (or the default method) for each redemption of Covered Shares may not be changed after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. The previous requirement to report only the gross proceeds from the redemption of Fund shares will continue to apply to all non-Covered Shares sold after December 31, 2011.
27

TRUSTEES AND OFFICERS OF THE TRUST

The Board consists of five Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Fund’s business and for assuring that the Fund is managed in the best interests of the Fund’s respective shareholders. The Board periodically reviews the Fund’s investment performance as well as the quality of other services provided to the Fund and its shareholders by the Fund’s service providers, including AMCO and its affiliates.

Board Leadership Structure

The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Fund (the “Independent Trustees”) and if shareholders elect all nominees, the Board would continue to be so comprised. In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Fund's operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that the Fund represents. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that Interested Trustee, provides the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Fund is subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Fund's external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Fund's risk oversight, in part, through the Fund's compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

AMCO seeks to identify for the Board the risks that it believes may affect the Fund and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Fund's risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

28

Among other committees, the Board has established an Audit Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Fund, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for AMCO management and, ultimately, the Fund's shareholders.

Set forth below are the Independent Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held and Experience	Number of Funds Overseen or to Be Overseen by Trustee**
Independent Trustees
Robert L. Mason, Ph.D. (July 1946)	Trustee and Chairman	Trustee since January 1997 and Chair since January 2012	Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years’ experience as a Board member of the USAA family of funds.	52
Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	Trustee since January 2008	Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years’ experience as a Board member of the USAA family of funds.	52
29

Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000	President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years’ experience as a Board member of the USAA family of funds.	52

Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012
Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds launched and managed by Cadogan Management, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He has been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Paul L. McNamara is no relation to Daniel S. McNamara.
52

* The address for each Independent Trustee is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 70 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Further, the Board currently has an internal policy under which, all members of the Board shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years; however, this policy may be changed by the Board at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer
Interested Trustee
Daniel S. McNamara (June 1966)	Trustee, President, and Vice Chairman	December 2009, Trustee, President, and Vice Chairman since January 2012
President of Financial Advice & Solutions Group, USAA (02/13-present); President and Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO), and USAA Shareholder Account Services (SAS) (10/09-01/12); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
52
30

Interested Officers
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.	52
John P. Toohey (March 1968)	Vice President	June 2009	Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).	52
Adym Rygmyr (February 1969)	Secretary	April 2012	Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (-04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.	52
James G. Whetzel (February 1978)	Assistant Secretary	April 2010	Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel; Reed Smith, LLP, Associate (11/08-10/12). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.	52
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).	52
William A. Smith (June 1948)	Assistant Treasurer	February 2009	Vice President, Senior Financial Officer and Treasurer, AMCO, FAI, FPS, SAS and USAA Life (02/09- present); Vice President, Senior Financial Officer, USAA (02/07-present).	52
Stephanie Higby (July 1974)	Chief Compliance Officer	February 2013	Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Compliance for Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).	52

* The address of the Interested Trustee and each officer is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

Committees of the Board

The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Fund’s most recent fiscal year ended December 31, 2012, the Board held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

31

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Trustees D. McNamara and Mason are members of the Executive Committee. During the Funds’ most recent fiscal year ended December 31, 2012, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. Trustees Mason, P. McNamara, Ostdiek, and Reimherr are members of the Audit Committee. During the Funds’ most recent fiscal year ended December 31, 2012, the Audit Committee held four meetings.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees D. McNamara, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Pricing and Investment Committee. During the Funds’ most recent fiscal year ended December 31, 2012, the Pricing and Investment Committee held four meetings.

Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Reimherr, Mason, P. McNamara, and Ostdiek are members of the Corporate Governance Committee. During the Funds’ most recent fiscal year ended December 31, 2012, the Corporate Governance Committee held six meetings.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Brooks Englehardt, President. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in the Fund and all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2012.

	USAA	USAA Fund
	Global Managed Volatility	Complex
	Fund	Total
Interested Trustee
Daniel S. McNamara	None	Over $100,000

Indepedent Trustees
Robert L. Mason, Ph.D	None	Over $100,000
Barbara B. Ostdiek, Ph.D	None	$50,001-$100,000
Michael F. Reimherr	None	Over $100,000
Paul L. McNamara	None	$50,001-$100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2012.

Name	Aggregate	Total Compensation
of Trustee	Compensation from	from the USAA
	Funds Listed in this SAI	Family of Funds (b)
Interested Trustee
Daniel S. McNamara	None (a)	None (a)

Independent Trustee
Robert L. Mason, Ph.D.	$2,548	$123,050
Barbara B. Ostdiek, Ph.D.	$2,230	$107,850
Michael F. Reimherr	$2,264	$109,450
Paul L. McNamara	$2,099	$101,450

(a) Daniel S. McNamara is affiliated with the Trust’s investment adviser, AMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b) At December 31, 2012, the Fund Complex consisted of one registered investment company offering 50 individual funds.

32

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of AMCO or its affiliates. No pension or retirement benefits are accrued as part of the Funds’ expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of April 30, 2013, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The Trust knows of no persons who, as of April 30 , 2013, held of record or owned beneficially 5% or more of the voting stock of the shares of the Fund.

INVESTMENT ADVISER

As described in the Fund’s prospectus, AMCO is the Manager and investment adviser for the Fund, providing the services under an Advisory Agreement dated July 31, 2008. AMCO, organized in August 2011, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution.

In addition to managing the Trust’s assets, AMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by AMCO were approximately $xxx billion, of which approximately $xx billion were in mutual fund portfolios.

Advisory Agreement

Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of the Fund’s investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for the Fund. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for the Fund, as described in the prospectus.

For the services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons also are employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will continue in effect from year to year for the Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) including a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days’ written notice. The agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. With respect to the Fund Shares, AMCO has agreed through May 1, 2014, to limit the annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) of the Fund Shares' average net assets to 1.10%, and will reimburse the Fund Shares for all expenses in excess of such limitation. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after May 1, 2014.

For the last three fiscal years ended December 31, the Fund’s management fees were as follows:

	2012	2011	2010
Global Managed Volatility Fund Institutional Shares	$2,484,626	$2,842,832	$2,557,091
33

Subadvisory Agreements

The Manager has entered into Subadvisory Agreements dated July 31, 2008, with Quantitative Management Associates LLC (QMA), and dated August 1, 2010, with QS Investors, LLC (QS Investors), under which each Subadviser provides day-to-day discretionary management of some or all of the Fund’s assets in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of the Trust.

Each Subadvisory Agreement will continue in effect from year to year thereafter for the Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), including a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on 60 days’ written notice; by AMCO at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

The Manager (not the Fund) pays QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, a fee in the annual amount of 0.25% of the Fund’s average net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

The Manager (not the Fund) pays QS Investors a fee in the annual amount of 0.15% of the portion of the Fund’s average net assets that QS Investors manages. QS Investors is located at 880 Third Avenue, 7th floor, New York, New York, 10022. QS Investors is an independent investment firm providing asset management and advisory services to a diverse array of institutional clients. The firm’s senior management team previously worked together for over 10 years within Deutsche Asset Managements’ Quantitative Strategies Group. During that time, the QS team pioneered approaches to integrating quantitative and qualitative investment insights including global tactical asset allocation, tactical allocation, U.S. and Global equities.

Administration and Servicing Agreement

Under an Administration and Servicing Agreement effective July 31, 2008, AMCO is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Fund. AMCO will generally assist in all aspects of the Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets of Fund Shares and five one-hundredths of one percent (0.05%) of the average net assets for the Fund's Institutional Shares . We also may delegate one or more of our responsibilities to others at our expense. For the last three fiscal years ended December 31, the Trust paid AMCO in administration and servicing fees as follows:

	2012	2011	2010
Global Managed Volatility Fund Institutional Shares	$207,052	$236,903	$213,091

In addition to the services provided under the Fund’s Administration and Servicing Agreement, the Manager also provides certain compliance, legal, and tax services for the benefit of the Fund. The Trust’s Board has approved the reimbursement of these expenses incurred by the Manager. For the last three fiscal years ended December 31, 2010, 2011, 2012, the Fund reimbursed the Manager $13,979, $13,922, and $12,969, respectively, for these compliance and legal services.

Proxy Voting Policies and Procedures

The Trust’s Board has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a

34

Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Fund's portfolio managers, the Manager’s Investment Strategy Committee (ISC), the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Fund's best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Fund, on the one hand, and the Manager, the Fund's principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Fund's principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Fund's Board at the next regularly scheduled meeting of the Board. The Manager’s ISC also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge at usaa.com; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Fund's Manager and each Subadviser have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust’s Board reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with their respective codes of ethics.

While the officers and employees of the Manager, as well as those of the Fund, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Code of Ethics adopted by the Manager and the Fund. These Codes of Ethics are designed to ensure that the shareholders’ interests come before those of the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by the Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Code of Ethics for the Fund's Manager as well as each subadviser have been filed with the SEC and are available for public review.

35

PORTFOLIO MANAGER DISCLOSURE
AMCO
Other Accounts Managed: The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Wasif Latif	17	-	-	6	-	-
	$6,521.4 M			$2,788.3 M
Julianne Bass	10	-	-	7	-	-
	$13,627.5 M			$13,465.3 M
Dan Denbow	7	-	-	3	-	-
	$2,541.6 M			$2,463.0 M
Arnold Espe	7	-	-	3	-	-
	$1,734.8 M			$1,541.6 M
R. Matthew Freund	6	-	-	4	-	-
	$12,352.8 M			$12,136.6 M
John Toohey	17	-	-	6	-	-
	$6,521.4 M			$2,788.3 M

Conflicts of Interest: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. AMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, AMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by AMCO’s ISC, and portfolio managers have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Board of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, AMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: AMCO’s compensation structure includes a base salary, a short-term bonus, holiday bonus, and long-term bonus components. The portfolio managers are officers of AMCO and their base salaries are determined by the salary ranges for their official positions, which are influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation, interim evaluation, or if the portfolio manager is promoted.

Each portfolio manager also is eligible to receive a bonus payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, for money market funds within the appropriate iMoneyNet, Inc. category, for some equity funds within the appropriate index benchmark. Portfolio managers will receive bonus payments under this plan only if the Funds they manage are at or above the 55th percentile compared to their industry peers, and the bonus payment increases as the Fund’s relative ranking in its peer universe rises over a one- or up to a three-year measurement period.

36

Oversight of the portfolio manager’s compensation is provided by a committee structure and by the governing document – the Variable Pay Plan (VPP). The VPP is administered by the VPP Committee. The VPP Committee includes representatives from management, corporate finance, legal, and human resources. Additional oversight is provided by the ISC, through review of new investments and periodic presentations by portfolio management.

The Association’s philosophical position is to measure performance both on an enterprise and individual basis. As such, Portfolio Managers, similar to other USAA executives, are also measured against USAA’s enterprise performance.

Subject to USAA Board of Directors’ approval, portfolio managers and all other employees may be provided a holiday bonus equivalent to two weeks’ salary. The Board reviews and determines whether or not to approve the holiday bonus at the November meeting.

Portfolio managers are eligible to receive up to two times of their assigned enterprise target based on the attainment of the corporate performance metrics, including portfolio managers in the enterprise program reinforces collective accountability for enterprise goals and reinforces focus on the Association’s mission.

In addition, portfolio managers are eligible to receive bonuses under the enterprise’s Long-Term Bonus Plan (LTBP). The LTBP measures performance over a three-year period. Initial awards (following year one of three-year performance period) can range from 0% to 200% of target based on attainment of the performance metrics, and will be subject to adjustments based on subsequent performance in years two and three of the three-year performance period (downside risk of up to 30% reduction of balances).

Oversight regarding achievement of USAA’s enterprise results are provided by USAA’s Board of Directors.

Portfolio Ownership: As of the fiscal year ended December 31, 2012, the portfolio managers of USAA did not beneficially own any securities of the Global Opportunities Fund.

QS Investors

Other Accounts Managed: The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Russell Shtern	9	3	10	-	-	-
	$4,562 M	$382 M	$1,786 M	$0	$0	$0
Robert Wang	22	3	11	-	-	-
	$8,264 M	$422 M	$1,861 M	$0	$0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. QS Investors has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

Conflicts of Interest: Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by QS Investors, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of QS Investors may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of QS Investors. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by QS Investors to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of QS Investors in the interest of achieving the most favorable net results to the Fund and the other clients.

37

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. QS Investors attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where QS Investors has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. QS Investors will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, QS Investors has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary – Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation – Variable compensation for portfolio managers is linked to the metrics they have responsibility for; checking and implementing quantitative model output, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk and ensuring adherence to regulatory and investment guidelines. Researchers are responsible for the long-term performance of the alpha models. The qualitative analysis of portfolio manager and researcher individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall individual contributions. Other factors include adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics are also taken into consideration.

Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics are taken into consideration.

In addition, Equity partners receive distributions based on firm profitability. Non-equity partners participate in a member appreciation rights program with 5-7 year vesting.

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes a fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which a fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

Portfolio Ownership: As of the fiscal year ended December 31, 2012, the portfolio managers of QS Investors did not beneficially own any securities of the Fund.

QMA

Other Accounts Managed: The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2012.

38

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jacob Pozharny	3	8	19	-	-	8
	$643,182,209	$1,833,378,725	$5,971,723,155			$1,744,113,312
John Van Belle	3	8	20	-	-	8
	$643,182,209	$1,833,378,725	$6,376,705,367			$1,744,113,312

“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
Compensation: QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised or subadvised accounts (including the Fund), and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of any individual account managed by QMA or the value of the assets of any individual account managed by QMA.

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA’s eligible employees for the prior year.

* Beginning in 2009, the long-term awards for Investment Professionals below the level of Vice President have been in the form of restricted stock only.

Conflicts of interest: Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

_ Elimination of the conflict;

_ Disclosure of the conflict; or

_ Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial Inc.’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

39

Side-by-Side Management of Accounts and Related Conflicts of Interest:

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

_ Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

_ Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

_ Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those funds and accounts in those strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in those funds if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

_ Proprietary Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

_ Non-Discretionary Accounts or Models. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

_ Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

_ Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest: The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives. QMA seeks to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently within all strategies.
40

QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where we would seem to have conflicting views of the same security in different portfolios. Such views may actually be reasonable and consistent due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest: As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators, and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations:

_ Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless QMA and Prudential monitor and restrict purchases. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests: QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA as implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

_ Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers or agents of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

_ A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s advised accounts over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA’s compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process: Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA’s. When QMA identifies an actual or potential conflict

41

of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

Portfolio Ownership: As of the fiscal year ended December 31, 2012, the portfolio managers of QMA did not beneficially own any securities of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

▪	Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

▪
Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

▪	As disclosed in this SAI; and

▪	As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. The Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) master fund advisers; (4) custodians and tax service providers (e.g., J.P. Morgan Chase, State Street Bank and Trust, State Street Global Markets and Northern Trust); (5) securities lending agents (e.g., Citibank); (6) proxy voting and class action filing agents (ISS); (7) trade analytic consultants (e.g., Elkins McSherry); (8) financial statement service providers (e.g. RR Donnelley); (9) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Factset, Bloomberg); (10) pricing vendors (e.g., S&P, JJ Kenney, Thompson Financial/Reuters, ValueLine, Yield Book and IDC) and (11) platform vendors, (e.g., Charles River and Sungard (Dataware Solutions) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified NRSROs and executing broker dealers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund’s Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

The Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the SEC (. In addition, the Fund intends to post its top 10 holdings on usaa.com 15 days following the end of each month.

Approximately 60 days after the end of each fiscal quarter, a Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, Standard & Poor’s, and Morningstar.
42

For the last month of each quarter, after the Fund’s top 10 holdings are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, Standard & Poor’s, Thomson Financial and Value Line.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s investment adviser, principal underwriter, or certain affiliated persons, on the other, the Fund has adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund’s Board, including the Independent Trustees.

GENERAL INFORMATION

Underwriter and Distributor

The Trust has an agreement with USAA Investment Management Company (IMCO), 9800 Fredericksburg Road, San Antonio, Texas 78288, for exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fixed fee of $23 per account for the Fund Shares and five one-hundredths of one percent (0.05%) of the average net assets per account for the Institutional Shares . The fee is subject to change at any time. In addition to the account-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent.

The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Transfer Agent also is entitled to reimbursement from the Funds for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials that are required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by the Transfer Agent to the servicing agent or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, AMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

Custodian and Accounting Agent

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund’s securities, and collecting interest on the Fund’s investments. The accounting agent is responsible for, among other things, calculating the Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Fund may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.

43

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investors Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high risk.
Caa	Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.
C	Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aaa through C. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services (S&P)

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to non payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

44

CC         An obligation rated CC is currently highly vulnerable to nonpayment.
C	An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.
CC	High default risk. A “CC” rating indicates that default of some kind appears probable.
C	High default risk. “C” ratings signal imminent default.
DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

45

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D This category indicates bonds in default of either interest or principal.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

2. Short-Term Debt Ratings:

Moody’s Municipal

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

46

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.
Prime-2
Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit features.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.
47

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.
R-3 (high),
R-3(middle),
R-3 (low)
Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Note: The Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

87348-0713

48

Part B

Statement of Additional Information for the
S&P 500 Index Fund Member Shares, S&P 500 Index Fund Reward Shares, Nasdaq-100 Index Fund, Total Return Strategy Fund Shares,
Total Return Strategy Fund Institutional Shares, Ultra Short-Term Bond Fund Shares, Ultra Short-Term Bond Fund Institutional Shares,
Real Return Fund Shares and Real Return Fund Institutional Shares

Included herein

[USAA EAGLE LOGO (R)]

USAA MUTUAL FUNDS TRUST	STATEMENT OF ADDITIONAL INFORMATION JULY 12 , 2013

S&P 500 Index Fund – Member Shares (USSPX)	S&P 500 Index Fund – Reward Shares (USPRX)
Nasdaq-100 Index Fund (USNQX)
Total Return Strategy Fund® Shares (USTRX)	Total Return Strategy Fund Institutional Shares
Ultra Short-Term Bond Fund Shares (UUSTX)	Ultra Short-Term Bond Fund Institutional Shares
Real Return Fund Shares (USRRX)	Real Return Fund Institutional Shares (UIRRX)

USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of fifty-two no-load mutual funds, five of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Nasdaq-100 Index Fund, the Total Return Strategy Fund, the Ultra Short-Term Bond Fund, and the Real Return Fund, (collectively, the Funds). The Total Return Strategy Fund, Ultra Short-Term Bond Fund, and Real Return Fund offers two classes of shares: Fund Shares and Institutional Shares. The Trust has the ability to offer additional funds or classes of shares. The Institutional Shares are a separate share class of the Real Return Fund and are not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, and insurance companies and to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, for purchase by a USAA Fund participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. The S&P 500 Index Fund, the Total Return Strategy Fund and the Ultra Short-Term Bond Fund are classified as diversified, while the Nasdaq-100 Index Fund and the Real Return Fund are classified as nondiversified.

You may obtain a free copy of a prospectus dated May 1, 2013, for any of the S&P 500 Index Fund, Nasdaq-100 Index Fund, and the Real Return Fund and a free copy of a prospectus dated July 12, 2013, for the Total Return Strategy Fund and Ultra Short-Term Bond Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722). Each prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with a Fund’s prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Reports thereon for the fiscal year ended December 31, 2012, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page
2	Valuation of Securities
4	Additional Information Regarding Redemption of Shares
6	Investment Plans
7	Investment Policies
27	Investment Restrictions
28	Portfolio Transactions and Brokerage Commissions
32	Fund History and Description of Shares
33	Tax Considerations
35	Trustees and Officers of the Trust
42	Investment Adviser
46	Administrator
47	Proxy Voting Policies and Procedures
48	Portfolio Manager Disclosure
50	Portfolio Holdings Disclosure
51	General Information
52	Appendix A – Long-Term and Short-Term Debt Ratings

VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Asset Management Company (AMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of the securities of the S&P 500 Index, Nasdaq-100 Index, Total Return Strategy, Ultra Short-Term Bond, and the Real Return Funds are determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadviser(s) will monitor for events that would materially affect the value of a Fund’s foreign securities. The applicable Subadviser(s) have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Funds’ Board of Trustees (the Board), will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Board has approved the use of a fair value pricing service to provide fair value adjustments to assist the Manager with the fair value pricing of a Fund’s foreign securities.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund’s Subadviser(s), if applicable, at fair value by using valuation procedures approved by the Fund’s Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

2

CONDITIONS OF PURCHASE AND REDEMPTION

Nonpayment

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in your Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the redemption of shares of a Fund, depending upon the price when redeemed.

Shares of a Fund may be offered to other USAA Funds that are structured as funds-of-funds, institutional investors, financial intermediaries, and other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may from time to time own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows from the Fund as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable distributions, which could negatively affect a Fund’s performance and could cause shareholders to be subject to higher taxes with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's and a subadviser's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager or a subadviser seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling. The Board may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file or if none, by mail to your known last address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.

3

Excessive Short-Term Trading

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of the USAA Funds has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds’ policies and procedures include:

Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.

Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts

The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

	Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

            Purchases and sales pursuant to automatic investment or withdrawal plans;

	Purchases and sales made through USAA Managed Portfolios – UMPTM, USAA 529 College Savings PlanTM, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

	Purchases and sales of the USAA Institutional shares by the Target Retirement Funds; Cornerstone Conservative Fund and/or Cornerstone Equity Fund;

	Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their Transfer Agent have entered into an agreement requiring the omnibus

4

account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For fund shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

Redemption By Check

Shareholders in the Ultra Short-Term Bond Fund Shares may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.

Checks issued to shareholders of the Ultra Short-Term Bond Fund Shares will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an ccount in the Ultra Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in the Ultra Short-Term Bond Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.
The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

INVESTMENT PLANS

Automatic Purchase of Shares

InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

5

Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.

Directed Dividends – If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.
Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

Systematic Withdrawal Plan

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and other distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

Tax-Deferred Retirement Plans

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of individual retirement accounts (IRAs). You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust (excluding our tax-exempt funds, Growth and Tax Strategy Fund, and S&P 500 Index Fund Reward Shares).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications received electronically by the Manager for these retirement accounts will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

INVESTMENT POLICIES

The sections captioned Investment Objective and Principal Investment Strategy in each Fund’s prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds’ shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.

6

Temporary Defensive Policy

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper and other corporate debt obligations.

Short-Term Instruments

When a Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor’s Ratings Services (S&P) or Aa or higher by Moody’s Investors Service (Moody’s) or, if unrated, of comparable quality in the opinion of the Manager or the applicable subadviser(s); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s (see Appendix A). If no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager or the applicable subadviser(s).

U.S. Government Obligations

Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Letters of Credit

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the Manager are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.

Repurchase Agreements

Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will be those in which it is authorized to have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

7

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Section 4(2) Commercial Paper and Rule 144A Securities

Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale by seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board, a Fund or subadviser(s) determines the liquidity of restricted securities and, through reports, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

In reaching liquidity decisions, a Fund or subadviser(s) will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential

8

purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Liquidity Determinations

The Funds’ Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and also may trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including each Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Fund’s investments.

9

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd- Frank Act (e.g., the SEC and the CFTC) are reviewing generally and have proposed regulations or guidelines on the use of derivatives by market participants, including mutual funds. It is not clear whether final guidelines for such use will be published, or when these rules will become final. Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation in ways that are unforeseeable. Most of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. The ultimate effect of these efforts is not yet known. In the future, the U.S. federal government or other governments may take actions that affect the regulation of the instruments in which a Fund invests, the markets in which they trade, or the issuers of such instruments, in ways that are unforeseen. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money.

European Securities

The European Union’s (EU) Economic and Monetary Union (EMU) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Borrowing

The Funds may borrow money from a bank or another person to the extent permitted under the Investment Company Act of 1940 (the 1940 Act). Such borrowings may be utilized for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

Senior Securities

Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition, each Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

10

Lending of Securities

The Funds may lend their securities in accordance with a lending policy that has been authorized by the Trust’s Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. A Fund may terminate a loan at any time.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that at Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, it will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by a Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

Equity Securities

Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Ultra Short-Term Bond Fund’s investments in equity securities are limited to preferred securities). As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., “money market” funds. In addition, a Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which a Fund itself is permitted to invest. A Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act) that would otherwise be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

11

Variable-Rate and Floating-Rate Securities

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Derivatives

Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving a Fund’s investment objective. Each Fund also may purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Cover

Transactions using certain derivative instruments, other than purchases options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations and Risks of Options and Futures Activity

As noted above, each Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

12

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (CPOs) pursuant to Commodity Futures Trading Commission (CFTC) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. New rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

Warrants

To the extent that such investments are consistent with its investment objective, each Fund may invest in warrants. However, with respect to the S&P 500 Index and Nasdaq-100 Index Fund, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.

The following is provided as additional information with respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund.

Index Futures Contracts and Options on Index Futures Contracts

Index Futures Contracts

Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Funds may enter into contracts for the purchase or sale for future delivery of their Index.

At the same time a futures contract on the Index is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

13

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by NTI may still not result in a successful transaction.

In addition, futures contracts entail risks. Although NTI believes that use of such contracts will benefit the Funds, these investments in futures may cause the Funds to realize gains and losses for tax purposes that would not otherwise be realized if the Funds were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

Options on Index Futures Contracts

The Funds may purchase and write options on futures contracts with respect to their Indices. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

The writing of a call option on a futures contract with respect to an Index may constitute a partial offset against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial offset against any decline which may have occurred in the Fund’s holdings. The writing of a put option on an index futures contract may constitute a partial offset against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial offset against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an Index is similar in some respects to the purchase of protective put options on the Index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The amount of risk the Fund assumes when it writes an option on a futures contract with respect to an Index is theoretically unlimited, but it is reduced by the amount of the premium received for the option less related transaction costs.

Options on Securities Indexes

Each Fund may write (sell) covered call and put options to a limited extent on its Index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the Index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be
14

increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

Each Fund may purchase call and put options on its Index. A Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of its Index (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

Each Fund has adopted certain other non-fundamental policies concerning index option transactions which are discussed below. Each Fund’s activities in index options also may be restricted by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

The hours of trading for options on an Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
Because options on securities indices require settlement in cash, NTI may be forced to liquidate portfolio securities to meet settlement obligations.

Security Substitution

At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the holding’s increased weighting in the index at a price lower than that of the acquiring company’s stock.

Obligations of Foreign Governments, Banks, and Corporations

Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its Manager to be of comparable quality to the other obligations in which that Fund may invest. To the extent that such investments are consistent with its investment objective, each Fund also may invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. Each Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

The following is provided as additional information with respect to the Total Return Strategy, Ultra Short-Term Bond, and Real Return Funds.

Initial Public Offerings

The Total Return Strategy Fund and the Real Return Fund may invest in initial public offerings (IPOs), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

15

Common Stocks

The Total Return Strategy Fund and the Real Return Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Market Capitalization

Often simply market cap, is the total value of the tradable shares of a publicly traded company; it is equal to the share price times the number of shares outstanding. As outstanding stock is bought and sold in public markets, capitalization could be used as a proxy for the public opinion of a company's net worth and is a determining factor in some forms of stock valuation. Preferred shares are not included in the calculation.

Traditionally, companies were divided into large-cap, mid-cap, and small-cap. Different numbers are used by different indexes; there is no official definition of, or full consensus agreement about, the exact cutoff values. The cutoffs may be defined as percentiles rather than in nominal dollars. The definitions expressed in nominal dollars need to be adjusted over the decades due to inflation, population change, and overall market valuation (for example, $1 billion was a large market cap in 1950, but it is not very large now), and they may be different for different countries. With respect to the USAA Total Return Strategy Fund, we define large-capitalization stocks generally to be those companies listed in the S&P 500 Index, which are the 500 largest U.S. stocks.

Preferred Stocks

Each Fund may invest in preferred stocks. Preferred stocks represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. A Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Convertible Securities

Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-
16

convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs (TM)).

Foreign Securities

Each Fund may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Exchange-Traded Funds (ETFs)

Each Fund’s assets may be invested in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

Real Estate Investment Trusts (REITs)

Each Fund may invest a portion of its assets in equity securities of REITs, and may be subject to certain risks associated with direct investments in real estate. In addition, each Fund may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Tax-Exempt Securities

Each Fund may invest in tax-exempt securities, which include the following: general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes even though it may be an item of tax preference for purposes of the federal alternative minimum tax).

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser(s) will consider: (1) the credit
17

quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Eurodollar and Yankee Obligations

Each Fund may invest a portion of its assets in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which at Fund invests, and will have at least the same financial strength as the domestic issuers approved for a Fund.

Master Demand Notes

Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements among the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund’s assets in master demand notes only if the Fund’s Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Periodic Auction Reset Bonds

Each Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in failure to reset the interest rate to a market rate that would support fair value that approximates par value and in greater price volatility of such instruments compared to fixed short-term bonds.

Put Bonds

Each Fund’s assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under at Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Synthetic Instruments

Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.

18

Adjustable-Rate Securities

Each Fund may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields of these securities are rest on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Variable-Rate Demand Notes

Each Fund may invest in securities, which provide the right to sell the securities at face value on either that day or within the rate reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by at Fund depending on the proportion of such securities held.

Treasury Inflation-Protected Securities (TIPS)

Each Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to account for the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

Separate Trading of Registered Interest and Principal of Securities (STRIPS)

Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

Futures Contracts

Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

19

Forward Currency Contracts

Each Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser(s) believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser(s).

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Options on Securities, Securities Indexes and Futures Contracts

Each Fund may purchase and sell options on securities or securities indexes and options on futures contracts to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires, or until the option is expired. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to

20

receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI). Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Swap Arrangements

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund may enter into credit protection swap arrangements involving the sale by a Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser(s) is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser(s) is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

21

A Fund may enter into credit default swap contracts (CDSs) for investment purposes. If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap in that the Fund would have to pay the buyer the full par (or other agreed upon) value of the referenced debt obligation even though such obligation went into default. As seller, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

A Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default. As buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

Over the past year, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swaps transactions, and are expected to continue to develop and finalize additional rules through 2013. Under the new regulations, certain swaps transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swaps transactions, including requirements relating to posting margin, and reporting and documenting swaps transactions. A Fund engaging in swaps transactions may incur additional expense as a result of these new regulatory requirements. Trust management is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Funds.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae or GNMA), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

22

Each Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBS described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBS, and are also less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (ABS). ABSs represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.
On occasion, the pool of assets also may include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on

23

the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Loan Interests and Direct Debt Instruments (bank loans)

Each Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Structured Notes

Each Fund may invest in Structured Notes. Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Equity-linked Structured Notes

The Ultra Short-Term Bond Fund and Real Return Fund may invest in Equity-linked Structured Notes. Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure
24

to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Commodity-linked Notes

The Ultra Short-Term Bond Fund and Real Return Fund may invest in commodity-linked notes. Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.

Exchange-Traded Notes

The Ultra Short-Term Bond Fund and Real Return Fund may invest in exchange-traded notes (ETNs), which are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. Therefore, the value of the ETN may drop with a change in the underlying index, due to a downgrade in the issuer’s credit rating.

Short Sales

The Total Return Strategy Fund’s assets may be invested in short sales. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

25

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses, and increase the volatility of returns.

Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

INVESTMENT RESTRICTIONS

Certain investment restrictions of the Funds have been adopted as fundamental policies of each Fund. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of a Fund, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of a Fund, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of a Fund, as the case may be. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

S&P 500 Index, Nasdaq-100 Index, Total Return Strategy, Ultra Short-Term Bond, and Real Return Funds

As a matter of fundamental policy, the Funds:

(1)	may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)
may not (except for the Nasdaq-100 Index Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. The Nasdaq-100 Index Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.

(3)	may not issue senior securities, except as permitted under the 1940 Act.

(4)
may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5)	may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6)
may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7)
may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to the Funds' concentration policies as described above, the Manager and Subadviser(s), where applicable, determine “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadviser(s) also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry.

26

Additional Restriction

The following restrictions are not considered to be a fundamental policy of the Funds. The Board may change this additional restriction without notice to or approval by the shareholders.

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, each Fund has a policy regarding how 80% of its assets will be invested. The S&P 500 Index Fund has an investment policy that requires it to invest at least 80% of its assets in the common stocks of companies composing the S&P 500 Index. The Nasdaq-100 Index Fund has an investment policy that requires it to invest at least 80% of its assets in the common stocks of companies composing the Nasdaq-100 Index. In addition, the Ultra Short-Term Bond Fund has an investment policy that requires it to invest normally at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity of 18 months or less. To the extent required by SEC rules, these policies may be changed upon 60 days’ written notice to the Funds' shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 Index Fund and Nasdaq-100 Index Fund

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, Northern Trust Investments (NTI) is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, NTI or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Funds are frequently placed by NTI with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

NTI seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Funds taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. NTI reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

NTI is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term “research, market or statistical information” includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. NTI may use this research information in managing the Funds’ assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to NTI, it is the opinion of the management of the Funds that such information is only supplementary to NTI’s own research effort, since the information must still be analyzed, weighed and reviewed by NTI’s staff. Such information may be useful to NTI in providing services to clients other than the Funds, and not all such information is used by NTI in connection with the S&P 500 Index and Nasdaq-100 Index Funds. Conversely, such information provided to NTI by brokers and dealers through whom other clients of NTI effect securities transactions may be useful to NTI in providing services to the S&P 500 Index and Nasdaq-100 Index Funds.

In certain instances there may be securities that are suitable for the S&P 500 Index and Nasdaq-100 Index Funds as well as for one or more of NTI’s other clients. Investment decisions for the Funds and for NTI’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated

27

among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

During the fiscal year ended December 31, 2012, the Nasdaq-100 Index Fund paid no brokerage fees to the regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of the regular broker-dealers while the S&P 500 Index Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the S&P 500 Index Fund purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Value of Securities
JP Morgan Chase & Co.	$42,955,000
Citigroup Global Markets, Inc.	$29,815,000
Bank of America Corp	$32,128,000
Goldman Sachs Group, Inc.	$14,485,000
Morgan Stanley & Company Inc.	$6,781,000
State Street Bank & Trust Company	$5,621,000

Brokerage Commissions

During the last three fiscal years ended December 31, the funds paid the following aggregate brokerage fees:

Fund	2012	2011	2010
S&P 500 Index Fund	$154,140*	$14,233	$12,411
Nasdaq-100 Index Fund	$22,416	$11,331	$7,738
*A large redemption out of the Fund during the year resulted in the significant increase in brokerage commissions.

During the last three fiscal years ended December 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser(s) deems changes in the Fund’s portfolio appropriate in view of its investment objective. Ordinarily, a Fund will not sell portfolio securities solely to achieve short-term profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the portfolio turnover rate.
For the last two fiscal years ended December 31, the Funds’ portfolio turnover rates were as follows:

Fund	2012	2011
S&P 500 Index Fund	4%	3%
Nasdaq-100 Index Fund	10%	27%

Total Return Strategy Fund, Ultra Short-Term Bond, and Real Return Fund

The Manager, subject to the general control of the Trust’s Board, places all orders for the purchase and sale of Funds securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager, better prices and execution are available elsewhere. In addition, the Manager may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

28

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager. The Trust’s Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds or the Manager are reasonable and fair. The Trust’s Board has authorized the Manager for the Funds to effect portfolio transactions for the Funds on any exchange of which the Manager (or any entity or person associated with the Manager) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust’s Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Manager participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager in connection with such underwritings. In addition, for underwritings where the Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.
In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager’s costs.

In return for such services, the Funds may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See Investment Adviser.

The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds’ policies regarding best execution, the Manager may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Funds toward the reduction of the Funds’ expenses. Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

29

During the fiscal year ended December 31, 2012, the Ultra Short-Term Bond Fund and the Real Return Fund paid no brokerage fees to the regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers while the Total Return Strategy Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Total Return Strategy Fund purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Value of Securities
State Street Corp.

Ultra Short-Term Bond Fund	$994,000
Real Return Fund	$1,173,000
Deutsche Bank Securities, Inc.
Ultra Short-Term Bond Fund	$1,017,000
Real Return Fund	$780,000
Barclays Global Investors Services
Ultra Short-Term Bond Fund	$2,129,000
Real Return Fund	$271,000
Banc of America Securities, LLC
Real Return Fund	$2,100,000
Ultra Short-Term Fund	$6,318,000
State Street Bank & Trust Company
Real Return Fund	$339,000
UBS Warburg LLC
Ultra Short-Term Bond Fund	$3,464,000

During the last three fiscal years ended December 31, the Funds paid the following in brokerage fees.

Fund	2012	2011	2010
Total Return Strategy Fund	$477,303	$398,084	$223,486
Real Return Fund	$27,992	$43,866	$24,924

During the last three fiscal years ended December 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

Portfolio Turnover Rates

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager deems changes in the Fund’s portfolio appropriate in view of its investment objective. The Ultra Short-Term Bond and Real Return Funds will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. The Total Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the portfolio turnover rate.

For the last two fiscal years ended December 31, the Funds’ portfolio turnover rates were as follows:

Fund	2012	2011
Total Return Strategy Fund	171%*	92%
Ultra Short-Term Bond Fund	28%	26%
Real Return Fund	24%	24%

*The Fund's portfolio turnover rate increased from the previous year as a result of a change to the Fund's investment strategy.

30

FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Fifty-two such portfolios have been established, five of which are described in this SAI. Under the Master Trust Agreement, the Board is authorized to create new portfolios in addition to those already existing without shareholder approval
.

The Funds are classified as diversified, except the Nasdaq-100 Index Fund and Real Return Fund which are classified as nondiversified. The Trust began offering shares of the Funds in August 2006. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of a Fund and is not a separate mutual fund. The S&P 500 Index and Nasdaq-100 Index Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation, and were reorganized into the Trust in August 2006. The S&P 500 Index Fund was established on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The S&P 500 Index Fund offers two classes of shares, one identified as the Member Class and one identified as the Reward Class. The Reward Class was established on February 20, 2002, and commenced public offering of its shares on May 1, 2002. The Nasdaq-100 Index Fund was established on July 19, 2000, and commenced public offering of its shares on October 30, 2000. The Total Return Strategy Fund, Ultra Short-Term Bond Fund, and Real Return Fund offer two classes of shares, identified as Fund Shares and Institutional Shares. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain other financial intermediaries the Fund may approve from time to time. The Institutional Shares currently are available for investment through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a USAA fund-of-funds investment strategy. The Total Return Strategy Fund, formerly a series of USAA Investment Trust, a Massachusetts business trust, began offering Fund Shares on January 24, 2005, and was reorganized into the Trust in August 2006, and commenced offering Institutional Shares on July 12, 2013. The Ultra Short-Term Bond and Real Return Fund were established June 25, 2010, and commenced offering shares on October 18, 2010, and the Ultra Short-Term Bond Fund commenced offering Institutional Shares on July 12, 2013.

Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class of shares of a Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.

Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board and generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that each class of shares: (a) has a different designation; (b) bears its “Class Expenses”; (c) has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) may have separate exchange privileges; and (f) may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.

Under the Trust’s Master Trust Agreement, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information to obtain signatures to request a special shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional

31

shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

Converting from Institutional Shares into Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of the Fund into Fund Shares. The Fund will notify you before any mandatory conversion into Fund Shares occurs.

Pricing: When a conversion occurs, you receive shares of one class of the Fund for shares of another class of the Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

TAX CONSIDERATIONS
Taxation of the Funds

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the Code). If a Fund so qualifies, it will not be liable for federal income tax on its net investment income and net capital gain (net capital gain in excess of net short-term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (90% test); (2) distribute at least 90% of its investment company taxable income, (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund’s taxable year.
The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for that year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward contract, foreign currency, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures , and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and in “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and certain foreign currency contracts -- excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- that will be subject to section 1256 of the Code (collectively, section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as

32

short-term capital gain, which will be taxable to its shareholders as ordinary income, when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rate on individuals’ and certain other non-corporate taxpayers “qualified dividend income” described in a Fund’s prospectus. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the 4% excise tax mentioned above -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

Original Issue Discount; Market Discount

Certain debt securities acquired by a Fund may be treated as having been issued with original issue discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the excess of the stated redemption price over the purchase price is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.

33

Taxation of the Shareholders

Distributions are generally included in a shareholder’s gross income for the taxable year in which they are received. However, distributions the Fund declares in October, November, or December, which are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution of net capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If a Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund's minimum distribution requirements, but not in excess of the Fund's earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. The Fund's capital loss carryforwards, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. A return of capital distribution generally will not be taxable but will reduce the sharehlder's cost basis and result in a higher capital gain or lower capital loss when those shares of which the distribution was received are sold.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be “qualified dividend income,” distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as “qualified dividend income” and instead will be taxed at the shareholders’ marginal federal income tax rates.

Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% maximum federal income tax rate mentioned in each Fund’s prospectus. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares. Additionally, any account maintenance fee deducted from a shareholder’s account will be treated as taxable income even though not received by the shareholder.

Each Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the basis information for Fund shares purchased on or after January 1, 2012 (Covered Shares), and redeemed thereafter. In addition to the previous requirement to report the gross proceeds from the redemption of Fund shares, each Fund also is required to report the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A shareholder’s basis in Covered Shares will be determined in accordance with each Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) for each redemption of Covered Shares may not be changed after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. The previous requirement to report only the gross proceeds from the redemption of Fund shares will continue to apply to all non-Covered Shares sold after December 31, 2011.

TRUSTEES AND OFFICERS OF THE TRUST

The Board consists of five Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including AMCO and its affiliates.

Board Leadership Structure

The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and if shareholders elect all nominees, the Board would continue to be so comprised. In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties

34

specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that Interested Trustee, provides the Board with the Manager's perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

AMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustee Qualifications

The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of

35

perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for AMCO management and, ultimately, the Funds’ shareholders.

Set forth below are the Independent Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Directorships Held and Experience	Number of Funds Overseen or to Be Overseen by Trustee**
Independent Trustees
Robert L. Mason, Ph.D. (July 1946)	Trustee and Chairman	Trustee since January 1997 and Chair since January 2012	Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years’ experience as a Board member of the USAA family of funds.	52
Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	Trustee since January 2008	Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years’ experience as a Board member of the USAA family of funds.	52
Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000	President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years’ experience as a Board member of the USAA family of funds.	52
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012
Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds launched and managed by Cadogan Management, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He has been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Paul L. McNamara is no relation to Daniel S. McNamara.
				52

36

* The address for each Independent Trustee is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 70 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Further, the Board currently has an internal policy under which, all members of the Board shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years; however, this policy may be changed by the Board at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that as a result at least two-thirds of the Trustees have been elected by the shareholders.

Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer
Interested Trustee
Daniel S. McNamara (June 1966)	Trustee, President, and Vice Chairman	December 2009, Trustee, President, and Vice Chairman since January 2012
President of Financial Advice & Solutions Group, USAA (02/13-present); President and Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO), and USAA Shareholder Account Services (SAS) (10/09-01/12); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
				52
Interested Officers
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.	52
John P. Toohey (March 1968)	Vice President	June 2009	Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).	52
Adym Rygmyr (February 1969)	Secretary	April 2012	Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (-04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.	52

37

James G. Whetzel (February 1978)	Assistant Secretary	April 2010	Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel; Reed Smith, LLP, Associate (11/08-10/12). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.	52
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/ Financial Administration, USAA (12/02-present).	52
William A. Smith (June 1948)	Assistant Treasurer	February 2009	Vice President, Senior Financial Officer and Treasurer, AMCO, FAI, FPS, SAS and USAA Life (02/09- present); Vice President, Senior Financial Officer, USAA (02/07-present).	52
Stephanie Higby (July 1974)	Chief Compliance Officer	February 2013	Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director , Compliance for Institutional Asset Management Company, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).	52

* The address of the Interested Trustee and each officer is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

38

Committees of the Board

The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Fund's most recent fiscal year ended December 31, 2012, the Board held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Trustees D. McNamara and Mason are members of the Executive Committee. During the Funds’ most recent fiscal year ended December 31, 2012, the Executive Committee held no meetings.

Audit Committee: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. Trustees Mason, P. McNamara, Ostdiek, and Reimherr are members of the Audit Committee. During the Funds’ most recent fiscal year ended December 31, 2012, the Audit Committee held four meetings.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees D. McNamara, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Pricing and Investment Committee. During the Funds’ most recent fiscal year ended December 31, 2012, the Pricing and Investment Committee held four meetings.

Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. Trustees Reimherr, Mason, P. McNamara, and Ostdiek are members of the Corporate Governance Committee. During the Funds’ most recent fiscal year ended December 31, 2012, the Corporate Governance Committee held six meetings.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Brooks Englehardt, President. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in the Funds and all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2012.

	S&P 500	Nasdaq-100	Total Return
	Index Fund	Index Fund	Strategy Fund
Interested Trustee
Daniel S. McNamara	None	None	$10,001-$50,000

Independent Trustees
Robert L. Mason, Ph.D.	None	None	$10,001-$50,000
Barbara B. Ostdiek, Ph.D.	None	None	None
Michael F. Reimherr	$10,001-$50,000	None	None
Paul L. McNamara	None	None	None

	Ultra Short-Term	Real Return Fund	USAA Family
	Bond Fund		of Funds Total
Interested Trustee
Daniel S. McNamara	Over $100,000	$10,001-$50,000	Over $100,000

Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000
Barbara B. Ostdiek, Ph.D.	$10,001-$50,000	$0 - $10,000	$50,001-$100,000
Michael F. Reimherr	None	None	Over $100,000
Paul L. McNamara	None	None	$50,001-$100,000

39

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2012.

Name	Aggregate	Total Compensation
of Trustee	Compensation from	from the USAA
	Funds Listed in this SAI	Family of Funds(b)
Interested Trustee
Daniel S. McNamara	None(a)	None(a)

Independent Trustees
Robert L. Mason, Ph.D.	$12,738	$123,050
Barbara B. Ostdiek, Ph.D.	$11,148	$107,850
Michael F. Reimherr	$11,322	$109,450
Paul L. McNamara	$10,494	$101,450

(a) Daniel S. McNamara is affiliated with the Trust’s investment adviser, AMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b) At December 31, 2012, the Fund Complex consisted of one registered investment company offering 50 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of AMCO or its affiliates. No pension or retirement benefits are accrued as part of the Funds’ expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager. As of April 30 , 2013, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

The following table identifies all persons who as of April 30 , 2013, held of record or owned beneficially 5% or more of any Fund’s shares:

Title of Class	Name of Address of	Percent of Class
	Beneficial Owner
S&P 500 Index Reward Shares	USAA Target Retirement 2040 Fund	5.3%
	9800 Fredericksburg Road
	San Antonio, TX 78288

Real Return Fund Shares	State of Nevada - Upromise Investments	10.6%
	USAA College Savings Plan
	Aggressive Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593

Real Return Fund Shares	State of Nevada - Upromise Investments	8.7%
	USAA College Savings Plan
	Growth Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593

Real Return Fund Shares	State of Nevada - Upromise Investments	7.8%
	USAA College Savings Plan
	Moderate Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593

40

Real Return Fund Shares	State of Nevada - Upromise Investments	6.3%
	USAA College Savings Plan
	Balanced Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593

Real Return Fund Shares	State of Nevada - Upromise Investments	5.3%
	USAA College Savings Plan
	Conservative Portfolio
	95 Wells Ave Ste 160
	Newton Center, MA 24593

Real Return Institutional Shares	USAA Target Retirement 2030 Fund	7.3%
	9800 Fredericksburg Road
	San Antonio, TX 78288

Real Return Institutional Shares	USAA Target Retirement 2040 Fund	7.2%
	9800 Fredericksburg Road
	San Antonio, TX 78288

INVESTMENT ADVISER

As described in each Fund’s prospectus, AMCO is the manager and investment adviser, providing the services under a Management Agreement dated August 1, 2006, with respect to the S&P 500 Index Fund; and an Advisory Agreement dated August 1, 2006, with respect to the Nasdaq-100 Index Fund, Total Return Strategy Fund, Ultra Short-Term Bond Fund, and the Real Return Fund. AMCO, organized in August 2011, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution.

In addition to the services it provides under the Management and Advisory Agreements, AMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by AMCO were approximately $115 billion, of which approximately $48 billion were in mutual fund portfolios.

Management and Advisory Agreements

Under the Management and Advisory Agreements, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Management and Advisory Agreements authorize the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. The Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadviser(s) and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compen-sates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.

41

These Agreements will continue in effect from year to year for the Funds as long as they are approved at least annually by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board (on behalf of such Funds) including a majority of the Independent Trustees of the Trust, at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Trust or AMCO on 60 days’ written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. With respect to the S&P 500 Index Fund, AMCO has agreed through May 1, 2014, to limit the annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) of the average net assets of the S&P 500 Index Fund’s Member Shares to 0.25% and 0.15% of the Reward Shares. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by AMCO at any time after May 1, 2014.

With respect to the Ultra Short-Term Bond Fund, AMCO has agreed through May 1, 2014, to limit the annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) of the Fund Shares' average net assets to 0.60%, and will reimburse the Fund for all expenses in excess of such limitation. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after May 1, 2014.

With respect to the Real Return Fund, AMCO has agreed through May 1, 2014, to limit the annual expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) of the average net assets of the Real Return Fund Shares to 0.85% and to 0.65% of the average net assets of the Real Return Fund Institutional Shares and will reimburse the Fund for all expenses in excess of such limitation. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board and may be changed or terminated by the Manager at any time after May 1, 2014.For the last three fiscal years ended December 31, AMCO earned advisory fees as follows:

Fund	2012	2011	2010
S&P 500 Index Fund - Member Shares	$2,101,010	$2,018,599	$1,854,938
S&P 500 Index Fund - Reward Shares	$1,230,588	$1,275,156	$994,063
Nasdaq-100 Index Fund	$570,654	$430,918	$345,854
Total Return Strategy Fund Shares	$742,389	$805,734	$868,319
Ultra Short-Term Bond Fund Shares	$930,593	$443,620	$23,165
Real Return Fund Shares	$786,454	$766,925	$98,181
Real Return Fund Institutional Shares	$502,965	$198,403	$28,364

As a result of the Funds’ expenses exceeding the expense limitations, AMCO did not receive advisory fees to which it would have been entitled as follows:

Fund	2012	2011	2010
S&P 500 Index Fund - Member Shares	$1,478,760	$1,709,825	$1,854,938
S&P 500 Index Fund - Reward Shares	$1,230,588	$1,275,156	$994,063
Nasdaq-100 Index Fund	$108,819	$377,035	$354,854
Ultra Short-Term Bond Fund Shares	$15,282	$120,854	$23,165
Real Return Fund Shares	$786,454	$766,926	$98,181
Real Return Fund Institutional Shares	$165,093	$44,152	$10,766

The management fee for the Total Return Strategy Fund and Ultra Short-Term Bond Fund are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

Fund	Fee Rate
Total Return Strategy Fund	0.65%
Ultra Short-Term Bond Fund	0.24%

and (2) a performance adjustment that will add to or subtract from the base fee depending upon the performance of a Fund relative to a relevant Lipper Index. Each Fund’s performance will be measured against the relevant Lipper indexes listed below:

42

Fund	Lipper Index
Total Return Strategy Fund	Flexible Portfolio Funds
Ultra Short-Term Bond Fund	Ultra Short Funds

Computing the Performance Adjustment. For any month, the base fee of the Total Return Strategy and Ultra Short-Term Bond Funds will equal the Fund’s average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund’s average annual performance during the performance period compared to the average annual performance of the Fund’s relevant index over the same time period. A new month is added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

Ultra Short-Term Bond Fund

Annual Adjustment Rate
Over/Under Performance Relative to Index	(in basis points as a percentage
(in basis points) 1	of a Fund’s average net assets) 1
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

Total Return Strategy Fund

Annual Adjustment Rate
Over/Under Performance Relative to Index	(in basis points as a percentage
(in basis points) 1	of a Fund’s average net assets) 1
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%). Average net assets are calculated over a rolling 36-month period.

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund’s average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

43

	Examples

	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918

(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund’s performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Subadvisory Agreements

S&P 500 Index and Nasdaq-100 Index Funds.1 The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2012, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.8 trillion and assets under investment management of $758.9 billion.

Under the Subadvisory Agreement, NTI is responsible for the day-to-day management of the assets of the S&P 500 Index Fund and the Nasdaq-100 Index Fund pursuant to each Fund’s investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, NTI receives a fee from the Manager at an annual rate equal to 0.02% of the Fund’s average net assets on amounts up to $1.5 billion; 0.01% of the Fund's average net assets for the next $1.5 billion; and 0.005% of the Fund’s average net assets that exceed $3 billion. For its services with respect to the Nasdaq-100 Index Fund, NTI receives a fee from the Manager equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund’s average net assets on amounts up to $100 million; 0.04% of the Fund's average net assets for amounts over $100 million and up to $250 million; and 0.03% of the Fund's average net assets for amounts over $250 million. The Subadvisory Agreement is subject to the same approval of the Board as the oversight and renewal of the Management Agreement and Advisory Agreement. NTI has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index and the Nasdaq-100 Index®, including portfolio composition. Asset allocation, index and modeling strategies are employed by NTI for other

1
The Nasdaq-100®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by the Nasdaq-100 Index Fund (the “Product”). The Product is not sponsored, sold or promoted by the Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

44

investment companies and accounts advised or subadvised by NTI. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by NTI. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Codes of Ethics

The Funds', Manager and each Subadviser have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust’s Board reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with their respective codes of ethics.

While the officers and employees of the Manager, as well as those of the Trust, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Code of Ethics adopted by the Manager and the Funds. These Codes of Ethics are designed to ensure that the shareholders’ interests come before those of the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.

Copies of the Code of Ethics for the Funds' Manager as well as each subadviser have been filed with the SEC and are available for public review.

ADMINISTRATOR

Under an Administration and Servicing Agreement effective August 1, 2006, the Manager is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Funds. AMCO will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.06% of the average net assets of the Fund; with respect to the Nasdaq-100 Index Fund, Total Return Strategy Fund Shares , Ultra Short-Term Bond Fund Shares , and Real Return Fund Shares, the Trust has agreed to pay the manager a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets of each Fund. We also may delegate one or more of our responsibilities to others at our expense.

With respect to the Total Return Strategy Fund Institutional Shares, Ultra Short-Term Bond Fund Institutional Shares , and Real Return Fund’s Institutional Shares, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets of each Fund . We also may delegate one or more of our responsibilities to others at our expense.

Under an Investment Accounting Agreement between the Trust and The Northern Trust Company (Northern Trust), Northern Trust is obligated on a continuous basis to provide a variety of investment accounting. Northern Trust also is responsible for calculating the NAV of the S&P 500 Index Fund and preparing and maintaining all related accounts and records. The Trust is not obligated to make any payments to Northern Trust for its services under the Agreement. Any fees to be charged by Northern Trust for these services will be paid by NTI.

For the last three fiscal years ended December 31, AMCO earned administrative and other services fees as follows:

Fund	2012	2011	2010
S&P 500 Index Fund (Member Shares)	$1,260,606	$1,211,159	$1,112,963
S&P 500 Index Fund (Reward Shares)	$738,353	$765,094	$596,438
Nasdaq-100 Index Fund	$598,554	$754,107	$605,244
Total Return Strategy Fund Shares	$186,684	$202,995	$216,913
Ultra Short-Term Bond Fund Shares	$511,436	$264,817	$14,474
Real Return Fund Shares	$235,936	$228,938	$29,454
45

Real Return Fund Institutional Shares	$100,593	$26,795	$2,834

As a result of the Funds’ expenses exceeding the expense limitations, AMCO did not receive administrative and other servicing fees to which it would have been entitled as follows:

Fund	2012	2011	2010
S&P 500 Index Fund (Member Shares)	-	-	$151,983
S&P 500 Index Fund (Reward Shares)	$272,399	$176,772	$488,709
Nasdaq-100 Index Fund	-	-	$52,494
Real Return Fund Shares	$235,936	$196,131	-

In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain compliance legal and tax services for the benefit of the Funds. The Trust’s Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the fiscal years ended December 31, 2012, 2011, and 2010, the Funds reimbursed the Manager for these compliance and legal services, as follows:

Fund	2012	2011	2010
S&P 500 Index Fund	$104,818	$96,313	$93,243
Nasdaq-100 Index Fund	$9,032	$6,304	$5,674
Total Return Strategy Fund	$3,898	$3,990	$4,745
Ultra Short-Term Bond Fund	$10,863	$5,066	$283
Real Return Fund	$10,314	$9,281	$1,534

PROXY VOTING POLICIES AND PROCEDURES

The Trust’s Board has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio managers, the Manager’s Investment Strategy Committee (ISC), the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s ISC, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to

46

the Funds’ Board at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge at usaa.com; and (ii) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

S&P 500 Index Fund and Nasdaq-100 Index Fund

Other Accounts Managed: The following tables set forth other accounts for which the Funds’ portfolio manager(s) was primarily responsible for the day-to-day portfolio management as of December 31, 2012.

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
S&P 500 Index Fund
Brent Reeder	17	$13,062,710,906	34	$91,012,712,925	47	$3,292,792,394

Nasdaq-100 Index Fund
Brent Reeder	17	$16,045,615,635	34	$91,012,712,925	47	$21,277,158,919

* Assets are not included in these tables.

Material Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation: As of December 31, 2012, with respect to the NTI’s index portfolio managers, compensation is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Company may be awarded from time to time. The annual incentive award is discretionary and is based on quantitative and qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolios or the amount of assets held in theportfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.
Portfolio Ownership: As of December 31, 2012, the portfolio manager did not beneficially own any securities of either Fund that he managed.

47

AMCO
The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended December 31, 2012.

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Total Return Strategy Fund
Wasif Latif	17	-	-	5	-	-
	$6,731.9 M			$2,666.5 M
John Toohey	17	-	-	5	-	-
	$6,731.9 M			$2,666.5 M
Anthony Era, Jr.	3	-	-	1	-	-
	$5,674.2 M			$417.6 M
Ultra Short-Term Bond Fund
Anthony Era, Jr.	3	-	-	1	-	-
	$5,256.9 M			$0.3 M
Real Return Fund
Wasif Latif	17	-	-	6	-	-
	$6,820.4 M			#2,788.3 M
John Toohey	17	-	-	6	-	-
	$6,820.4 M			$2,788.3 M
R. Matthew Freund	6	-	-	4	-	-
	$12,256.4 M			$12,136.6 M
Julianne Bass	10	-	-	7	-	-
	$13,531.1 M			$13,465.3 M
Arnold Espe	7	-	-	3	-	-
	$1,712.1			$1,541.6 M
Dan Denbow	7	-	-	3	-	-
	$2,492.2			$2,463.0 M

Conflicts of Interest: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. AMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, AMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund also is periodically reviewed by AMCO’s ISC, and portfolio managers have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Board of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, AMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

Compensation: AMCO’s compensation structure includes a base salary, a short-term bonus, holiday bonus, and long-term bonus components. The portfolio managers are officers of AMCO and their base salaries are determined by the salary ranges for their official

48

positions, which are influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation, interim evaluation, or if the portfolio manager is promoted.

Each portfolio manager also is eligible to receive a bonus payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund’s comparative ranking against all funds within the appropriate Lipper category, for money market funds within the appropriate iMoneyNet, Inc. category, for some equity funds within the appropriate benchmark index. Portfolio managers will receive bonus payments under this plan only if the Funds they manage are at or above the 55th percentile compared to their industry peers, and the bonus payment increases as the Fund’s relative ranking in its peer universe rises over a one- or up to a three-year measurement period.

Oversight of the portfolio manager’s compensation is provided by a committee structure and by the governing document – the Variable Pay Plan (VPP). The VPP is administered by the VPP Committee. The VPP Committee includes representatives from management, corporate finance, legal, and human resources. Additional oversight is provided by the ISC, through review of new investments and periodic presentations by portfolio management.

The Association’s philosophical position is to measure performance both on an enterprise and individual basis. As such, Portfolio Managers, similar to other USAA executives, are also measured against USAA’s enterprise performance.

Subject to USAA Board of Directors’ approval, portfolio managers and all other employees may be provided a holiday bonus equivalent to two weeks’ salary. The Board reviews and determines whether or not to approve the holiday bonus at the November meeting.

Portfolio managers are eligible to receive up to two times of their assigned enterprise target based on the attainment of the corporate performance metrics, including portfolio managers in the enterprise program reinforces collective accountability for enterprise goals and reinforces focus on the Association’s mission.

In addition, portfolio managers are eligible to receive bonuses under the enterprise’s Long-Term Bonus Plan (LTBP). The LTBP measures performance over a three-year period. Initial awards (following year one of three-year performance period) can range from 0% to 200% of target based on attainment of the performance metrics, and will be subject to adjustments based on subsequent performance in years two and three of the three-year performance period (downside risk of up to 30% reduction of balances).

Oversight regarding achievement of USAA’s enterprise results are provided by USAA’s Board of Directors.

Portfolio Ownership: As of the fiscal year ended December 31, 2012, the portfolio managers beneficially owned securities of the Fund in which they managed in the following dollar range:

Portfolio Manager	Fund	Dollar Range
John Toohey	Real Return Fund	Over $100,000
Dan Denbow	Real Return Fund	$10,001 - $50,000
Anthony Era	Ultra Short-Term Bond Fund	$10,001- $50,000
Julianne Bass	Real Return Fund	$10,001- $50,000

PORTFOLIO HOLDINGS DISCLOSURE
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

▪	Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);

▪
Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

▪	As disclosed in this SAI; and

▪	As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or

49

misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

Each Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) master fund advisers; (4) custodians and tax service providers (e.g., J.P. Morgan Chase, State Street Bank and Trust, State Street Global Markets and Northern Trust); (5) securities lending agents (e.g., Citibank); (6) proxy voting and class action filing agents (ISS); (7) trade analytic consultants (e.g., Elkins McSherry); (8) financial statement service providers (e.g., RR Donnelley); (9) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Factset, Bloomberg); (10) pricing vendors (e.g., S&P, JJ Kenney, Thompson Financial/Reuters, ValueLine, Yield Book and IDC) and (11) platform vendors, (e.g., Charles River and Sungard (Dataware Solutions) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified NRSROs and executing broker dealers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund’s Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the SEC. In addition, each Fund (except for the money market funds, the Cornerstone Conservative and Cornerstone Equity Funds, and the Target Retirement Funds) intends to post its top 10 holdings on usaa.com 15 days following the end of each month.

Approximately 60 days after the end of each fiscal quarter, a Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.

For the last month of each quarter, after each Fund’s top 10 are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial and Value Line.

In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s Manager, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund’s Board, including the Independent Trustees.

GENERAL INFORMATION

Underwriter and Distributor

The Trust has an agreement with USAA Investment Management Company (IMCO) for exclusive underwriting and distribution of the Funds’ shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Nasdaq-100 Index Fund and the Total Return Strategy Fund Shares pay the Transfer Agent an annual fixed fee of $23 per account. The S&P 500 Index Fund pays the Transfer Agent an annual fixed fee of $20 per account. The Ultra Short-Term Bond Fund Shares and Real Return Fund Shares pay the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

50

For its services under the Transfer Agency Agreement, the Total Return Strategy Fund Institutional Shares, Ultra Short-Term Bond Fund Institutional Shares, and Real Return Fund Institutional Shares each pay the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets.

The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Transfer Agent also is entitled to reimbursement from the Funds for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials that are required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by the Transfer Agent to the servicing agent or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, AMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

Custodian and Accounting Agent

The Custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. State Street Bank and Trust Company, P. O. Box 1713, Boston, Massachusetts 02105, is the custodian and accounting agent for the Nasdaq-100 Index Fund, Total Return Strategy Fund, Ultra Short-Term Bond Fund, and the Real Return Fund. The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian and accounting agent for the S&P 500 Index Fund. Northern Trust will comply with the affiliated self-custodian provisions of Rule 17f-2 under the 1940 Act. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT RATINGS

1. Long-Term Debt Ratings:

Moody’s Investors Services (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high risk.
Caa	Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.
C	Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aaa through C. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
51

Standard & Poor’s Ratings Services (S&P)

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to non payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated CC is currently highly vulnerable to nonpayment.
C	An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Ltd. (Fitch)

AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

52

B
Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.
CC	High default risk. A “CC” rating indicates that default of some kind appears probable.
C	High default risk. “C” ratings signal imminent default.
DDD
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA
Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA
Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A
Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB
Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB
Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B
Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C
Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D This category indicates bonds in default of either interest or principal.
53

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

2. Short-Term Debt Ratings:

Moody’s Municipal

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.
Prime-2
Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

54

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit features.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

Dominion Commercial Paper

R-1 (high)
Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle)
Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)
Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)
Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable,

55

earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3(middle),
R-3 (low)
Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Note: The Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

28083-0713

56

USAA MUTUAL FUNDS TRUST

PART C.                      OTHER INFORMATION

Item 23.                                           Exhibits

a	(i)	USAA Mutual Funds Trust First Amended and Restated Master Trust Agreement dated April 20, 2006 (12)
	(ii)	USAA Mutual Funds Trust Second Amended and Restated Master Trust Agreement dated June 27, 2006 (15)

b		First Amended and Restated By-Laws, dated April 20, 2006 (12)

c		None other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above

d	(i)	Advisory Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
	(ii)	Management Agreement for the Extended Market Index Fund dated August 1, 2006 (15)
	(iii)	Advisory Agreement for the Nasdaq-100 Index Fund dated August 1, 2006 (15)
	(iv)	Management Agreement for the S&P 500 Index Fund dated August 1, 2006 (15)
	(v)	Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
	(vi)	Investment Subadvisory Agreement between IMCO and BHMS dated August 1, 2006 (15)
	(vii)	Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
	(viii)	Investment Subadvisory Agreement between IMCO and The Boston Company dated August 1, 2006 (15)
	(ix)	Investment Subadvisory Agreement between IMCO and GMO dated August 1, 2006 (15)
	(x)	Investment Subadvisory Agreement between IMCO and Loomis Sayles dated August 1, 2006 (15)
	(xi)	Investment Subadvisory Agreement between IMCO and Marsico dated August 1, 2006 (15)
	(xii)	Investment Subadvisory Agreement between IMCO and MFS dated August 1, 2006 (15)
	(xiii)	Investment Subadvisory Agreement between IMCO and NTI dated August 1, 2006 (15)
	(xiv)	Investment Subadvisory Agreement between IMCO and OFI Institutional dated August 1, 2006 (15)
	(xv)	Investment Subadvisory Agreement between IMCO and Wellington Management dated August 1, 2006 (15)
	(xvi)	Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC dated October 2, 2006 (16)
	(xvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006. (15)
	(xviii)	Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. dated October 2, 2006 (16)
	(xix)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Batterymarch dated October 2, 2006 (16)
	(xx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (18)
	(xxi)	Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
	(xxii)	Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)
	(xxiii)	IInvestment Subadvisory Agreement between IMCO and The Renaissance Group, LLC dated December 3, 2007 (22)
	(xxiv)	Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
	(xxv)	Letter Agreement to Advisory Agreement adding Global Opportunities Fund (31)

	(xxvi)	Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (31)
	(xxvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Quantitative Management (31)
	(xxviii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (31)
	(xxix)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (31)
	(xxx)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (31)
	(xxxi)	Letter Agreement to Advisory Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(xxxii)	Letter Agreement to Advisory Agreement adding Managed Allocation Fund (41)
	(xxxiii)	Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (40)
	(xxxiv)	Letter Agreement to Advisory Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(xxxv)	Investment Subadvisory Agreement between IMCO and QS Investors, LLC (52)
	(xxxvi)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Epoch Investment Partners, Inc. (55)
	(xxxvii)	Amendment No. 1 to Investment Subadvisory Agreement between IMCO and MFS (55)
	(xxxviii)	Amendement No. 2 to Investment Subadvisory Agreement between IMCO and QMA (60)
(xxxix) (xl) (xli)
Letter Agreement to Advisory Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (68)
Amendment No. 1 to the Investment Advisory Agreement (66)
Transfer and Assumption Agreement dated December 31, 2011 (66)

	(xlii)	Investment Subadvisory Agreement between AMCO and Granahan Investment Management, Inc. dated July 11, 2012 (68)
	(xliii)	Investment Subadvisory Agreement between AMCO and Cambiar Investors dated July 11, 2012 (68)
	(xliv)	Investment Subadvisory Agreement between AMCO and Brandes Investment Partners, L.P., dated October 7, 2012. (76)
	(xlv)	Investment Subadvisory Agreement between AMCO and Lazard Asset Management dated October 16, 2012. (76)
	(xlvi)	Investment Subadvisory Agreement between AMCO and Victory Capital Management Inc. dated October 16, 2012. (76)
	(xlvii)	Form of Letter Agreement to Advisory Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (76)

e	(i)	Amended and Restated Underwriting Agreement dated April 30, 2010 (43)
	(ii)	Letter Agreement to Underwriting Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(iii)	Letter Agreement to Underwriting Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (68)
	(iv)	Form of Letter Agreement to Underwriting Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (76)

f		Not Applicable

g	(i)	Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (16)
	(ii)	Custodian Agreement for Extended Market Index Fund (12)
	(iii)	Custodian Agreement for S&P 500 Index Fund dated July 31, 2006 (17)
	(iv)	Subcustodian Agreement dated March 24, 1994 (2)
	(v)	Fee Schedule dated January 1, 2010 (42)
	(vi)	Letter Agreement to the Amended and Restated Custodian Agreement adding Global Opportunities Fund (31)
(vii)
Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

(viii)
Letter Agreement to the Amended and Restated Custodian Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (68)

	(ix)	Letter Agreement to the Amended and Restated Custodian Agreement adding Managed Allocation Fund (41)
	(x)	Letter Agreement to the Amended and Restated Custodian Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(xi)	Form of Letter Agreement to the Amended and Restated Custodian Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013.(76)

h	(i)	Transfer Agency Agreement dated November 13, 2002 (8)
	(ii)	Amended and Restated Transfer Agency Agreement dated May 1, 2012 (66)
	(iii)	Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money Market Funds (7)
	(iv)	Letter Agreement dated August 1, 2006, to the Administration and Servicing Agreement for 37 Funds (15)
	(v)	Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)
	(vi)	Master Revolving Credit Facility Agreement with USAA Capital Corporation dated September 30, 2012 (74)
	(vii)	Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. (15)
	(viii)	Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
	(ix)	Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
(x)
Amended and Restated Master-Feeder Participation Agreement Among USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA Investment Management Company, and BlackRock Distributors, Inc. Dated as of October 1, 2006 (23)

	(xi)	Amended and Restated Subadministration Agreement dated October 1, 2006 (23)
	(xii)	Letter Agreement to the Administration and Servicing Agreement adding Global Opportunities Fund (31)
(xiii)
Letter Agreement to the Administration and Servicing Agreement adding Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

	(xiv)	Letter Agreement to the Administration and Servicing Agreement adding Managed Allocation Fund (41)
	(xv)	Letter Agreement to the Administration and Servicing Agreement adding Ultra Short-Term Bond Fund and Real Return Fund (51)
	(xvi)	Amendment to Administration and Servicing Agreement adding Institutional Share Classes dated September 1, 2011. (57)

(xvii)
Letter Agreement to the Administration and Servicing Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund. (68)

	(xviii)	Letter Amendment to the Administration and Servicing Agreement for the Extended Market Index Fund and Nasdaq-100 Index Fund, dated May 1, 2012. (66)
(xix)
Letter Agreement to the Transfer Agency Agreement adding Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund dated June 8, 2012. (68)

	(xx)	Form of Letter Agreement to the Transfer Agency Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (76)
	(xxi)	Form of Letter Amendment to the Administration and Servicing Agreement adding Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (76)
(xxii)
Form of Letter Agreement to the Transfer Agency Agreement adding Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares and Ultra Short-Term Bond Fund Institutional Shares dated July xx, 2013. (filed herewith)

(xxiii)
Form of Letter Amendment to the Administration and Servicing Agreementadding Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares and Ultra Short-Term Bond Fund Institutional Shares dated July xx, 2013. (filed herewith)

i	(i)
Opinion and Consent of Counsel with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, and Institutional Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), and World Growth Fund (Fund Shares and Adviser Shares), Government Securities Fund (Fund Shares and Adviser Shares), Managed Allocation Fund, Treasury Money Market Trust and Cornerstone Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Conservative Fund, Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund) , Cornerstone Aggressive Fund, and Cornerstone Equity Fund (71)

(ii)
Opinion and Consent of Counsel with respect to Aggressive Growth Fund (Fund Shares and  Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Income Stock Fund (Fund Shares and Institutional Shares), Short-Term Bond Fund (Fund Shares,  Institutional Shares, and Adviser Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), First Start Growth Fund, Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, and Adviser Shares), High Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Capital Growth Fund, and Value Fund (Fund Shares, Institutional Shares, and Adviser Shares) (74)

(iii)
Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member Shares and Reward Shares), Nasdaq-100 Index, Global Opportunities, Real Return Fund (Fund Shares and Institutional Shares), Ultra Short-Term Bond Fund, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (77)

(iv) (v)
Opinion and Consent of Counsel with respect to Tax Exempt Long-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), California Money Market, New York Bond Fund (Fund Shares and Adviser Shares), New York Money Market, Virginia Bond Fund (Fund Shares and Adviser Shares), and Virginia Money Market Funds (68)
Opinion and Consent of Counsel with respect to Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund),

Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund), Cornerstone Aggressive Fund, Cornerstone Conservative Fund, and Cornerstone Equity Fund (67)
	(vi)	Opinion and Consent of Counsel with respect to Flexible Income Fund, (Fund Shares, Institutional Shares and Advisor Shares) and Target Retirement 2060 Fund (filed by amendment)

j	(i)
Consent of Independent Registered Public Accounting Firm with respect to Growth and Tax Strategy Fund, Emerging Markets Fund (Fund Shares, Adviser Shares, and Institutional Shares), International Fund (Fund Shares, Adviser Shares, and Institutional Shares), Precious Metals and Minerals Fund (Fund Shares, Adviser Shares, and Institutional Shares), World Growth Fund (Fund Shares and Adviser Shares), Government Securities Fund (Fund Shares and Adviser Shares), Managed Allocation Fund, Treasury Money Market Trust, and Moderately Conservative Fund, Cornerstone Moderate Fund (formerly Balanced Strategy Fund), Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund), Cornerstone Aggressive Fund, Cornerstone Conservative Fund, and Cornerstone Equity Fund (71)

(ii)
Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth Fund (Fund Shares and Institutional Shares), Growth Fund (Fund Shares and Institutional Shares), Growth & Income Fund (Fund Shares and Adviser Shares), Income Fund (Fund Shares, Institutional Shares, and Adviser Shares, Income Stock Fund (Fund Shares and Institutional Shares), Short-Term Bond Fund (Fund Shares,  Institutional Shares, and Adviser Shares), Money Market Fund, Science & Technology Fund (Fund Shares and Adviser Shares), First Start Growth Fund, Small Cap Stock Fund (Fund Shares and Institutional Shares), Intermediate-Term Bond Fund (Fund Shares, Institutional Shares, and Adviser Shares), High Income Fund (Fund Shares, Institutional Shares, and Adviser Shares), Capital Growth Fund, Value Fund (Fund Shares, Institutional Shares, and Adviser Shares) (74)

(iii)
Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member Shares and Reward Shares), Nasdaq-100 Index, Global Opportunities, Real Return Fund (Fund Shares and Institutional Shares, Ultra Short-Term Bond Fund, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (77)

(iv) (v)
Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Intermediate-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Short-Term Fund (Fund Shares and  Adviser Shares), Tax Exempt Money Market, California Bond Fund (Fund Shares and Adviser Shares), California Money Market, New York Bond Fund (Fund Shares and Adviser Shares), New York Money Market, Virginia Bond Fund (Fund Shares and Adviser Shares), and Virginia Money Market Funds (68)

Consent of Independent Registered Public Accounting Firm with respect to Cornerstone Moderate Fund (formerly Balanced Strategy Fund) and Cornerstone Moderately Aggressive Fund

(formerly Cornerstone Strategy Fund) (67)

k		Omitted Financial Statements - Not Applicable

l		Subscriptions and Investment Letters
	(i)	Florida Bond Fund and Florida Money Market Fund dated June 25, 1993 (1)
	(ii)	Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)

	(iii)	Subscription and Investment Letter for Global Opportunities Fund (31)
	(iv)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)
	(v)	Subscription and Investment Letter for Managed Allocation Fund (41)
(vi) (vii)
  Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund (51)
Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund (68)

	(viii)	Form of Subscription and Investment Letter for Flexible Income Fund and Target Retirement 2060 Fund dated July 12, 2013. (76)

m	(i)	12b-1 Plans - (43)
	(ii)	Amended Schedule A Pursuant to 12b-1 Plans (filed herewith)
n		18f-3 Plans
	(i)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund) (33)
	(ii)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust (filed herewith)

o		Reserved

p		Code of Ethics
	(i)	USAA Investment Management Company dated October 1, 2012 (74)
	(ii)	Northern Trust Investments dated February 1, 2005 (14)
	(iii)	BlackRock, Inc. dated September 30, 2006 (16)
	(iv)	Batterymarch Financial Management, Inc. dated February 1, 2005 (14)
	(v)	Wellington Management Company, LLP dated April 1, 2010 (60)
	(vii)	Loomis, Sayles & Company, L.P. dated November 27, 2012 (76)
	(viii)	Grantham, Mayo, Van Otterloo & Co., LLC dated March 5, 2012 (68)
	(ix)	Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3, 2006 (24)
	(x)	The Boston Company Asset Management LLC dated November 2006 (17)
	(xi)	MFS Investment Management dated January 1, 2007 (17)
	(xii)	Credit Suisse Asset Management, LLC dated April 2006 (15)
	(xiii)	Quantitative Management Associates January 9, 2007 (19)
	(xv)	UBS Global Asset Management June 11, 2007(19)
	(xvi)	Renaissance Investment Management July 2007 (22)
	(xvii)	Epoch Investment Partners, Inc. December 4, 2009 (40)
	(xviii)	QS Investors, LLC (45)
	(xix)	Winslow Capital Management, Inc. dated January 2013 (76)

	(xx)	Granahan Investment Management, Inc., June 19, 2012 (68)
	(xxi)	Cambiar Investors, LLC January 2012 (68)
	(xxii)	Lazard Asset Management (74)
	(xxiii)	Victory Capital Management Inc. (74)
	(xxiv)	Brandes Investment Partners, L.P. (74)

q		Powers of Attorney
(i)
Powers of Attorney for Daniel S. McNamara dated April 15, 2012, Michael Reimherr, Robert L. Mason, Barbara Ostdiek, and Paul L. McNamara dated April 17, 2012, and Roberto Galindo, Jr. dated April 16, 2012 (64)

(ii)	Power of Attorney dated BlackRock Directors dated February 22, 2013 (77)

(1)	Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).
(2)	Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).
(3)	Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).
(4)	Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).
(5)	Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).
(6)	Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22, 2001).
(7)	Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2002).
(8)	Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2003).
(9)	Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).
(10)	Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).
(11)	Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2005).
(12)	Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).
(13)	Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).
(14)	Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2006).
(15)	Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29, 2006).
(16)	Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2006).
(17)	Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2007).
(18)	Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2007).

(19)	Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26, 2007).
(20)	Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2007).
(21)	Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2007).
(22)	Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2007).
(23)	Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29, 2008).

(24)	Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28, 2008).
(25)	Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(26)	Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).
(27)	Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30, 2008).
(28)	Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2008).
(29)	Previously filed with Post-effective Amendment No. 37 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(30)	Previously filed with Post-effective Amendment No. 38 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2008).
(31)	Previously filed with Post-effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26, 2008).
(32)	Previously filed with Post-effective Amendment No. 41 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26, 2008).
(33)	Previously filed with Post-effective Amendment No. 42 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2009).
(34)	Previously filed with Post-effective Amendment No. 44 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2009).
(35)	Previously filed with Post-effective Amendment No. 45 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 2009).
(36)	Previously filed with Post-effective Amendment No. 46 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2009).
(37)	Previously filed with Post-effective Amendment No. 47 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2009).
(38)	Previously filed with Post-effective Amendment No. 48 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 17, 2009).
(39)	Previously filed with Post-effective Amendment No. 49 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 25, 2009).
(40)	Previously filed with Post-effective Amendment No. 50 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on January 29, 2010).
(41)	Previously filed with Post-effective Amendment No. 51 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 26, 2010).
(42)	Previously filed with Post-effective Amendment No. 52 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 30, 2010).
(43)	Previously filed with Post-effective Amendment No. 53 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 26, 2010).

(44)	Previously filed with Post-effective Amendment No. 54 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2010).
(45)	Previously filed with Post-effective Amendment No. 55 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29, 2010).
(46)	Previously filed with Post-effective Amendment No. 56 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2010).
(47)	Previously filed with Post-effective Amendment No. 57 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 2, 2010).
(48)	Previously filed with Post-effective Amendment No. 58 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2010).
(49)	Previously filed with Post-effective Amendment No. 59 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2010).

(50)	Previously filed with Post-effective Amendment No. 60 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 15, 2010).
(51)	Previously filed with Post-effective Amendment No. 61 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 24, 2010).
(52)	Previously filed with Post-effective Amendment No. 62 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 28, 2011).
(53)	Previously filed with Post-effective Amendment No. 63 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2011).
(54)	Previously filed with Post-effective Amendment No. 64 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 20, 2011).
(55)	Previously filed with Post-effective Amendment No. 65 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28, 2011).
(56)	Previously filed with Post-effective Amendment No. 66 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 18, 2011).
(57)	Previously filed with Post-effective Amendment No. 67 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 27, 2011).
(58)	Previously filed with Post-effective Amendment No. 68 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 30, 2011).
(59)	Previously filed with Post-effective Amendment No. 69 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 21, 2011).
(60)	Previously filed with Post-effective Amendment No. 70 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2011).
(61)	Previously filed with Post-effective Amendment No. 71 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on December 21, 2011).
(62)	Previously filed with Post-effective Amendment No. 72 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1, 2012).
(63)	Previously filed with Post-effective Amendment No. 73 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 19, 2012).
(64)	Previously filed with Post-effective Amendment No. 74 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 27, 2012).
(65)	Previously filed with Post-effective Amendment No. 75 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 14, 2012).
(66)	Previously filed with Post-effective Amendment No. 76 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 7, 2012).
(67)	Previously filed with Post-effective Amendment No. 77 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 26, 2012).
(68)	Previously filed with Post-effective Amendment No. 78 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 27, 2012).
(69)	Previously filed with Post-effective Amendment No. 79 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 30, 2012).
(70)	Previously filed with Post-effective Amendment No. 80 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on August 15, 2012).
(71)	Previously filed with Post-effective Amendment No. 81 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 25, 2012).
(72)	Previously filed with Post-effective Amendment No. 82 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28, 2012).

(73)	Previously filed with Post-effective Amendment No. 83 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on October 19, 2012).
(74)	Previously filed with Post-effective Amendment No. 84 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28, 2012).
(75)	Previously filed with Post-effective Amendment No. 85 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on December 18, 2012).
(76)	Previously filed with Post-effective Amendment No. 86 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26, 2013).
(77)	Previously filed with Post-effective Amendment No. 87 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 29, 2013).

Item 24.                 Persons Controlled by or Under Common Control with the Fund

Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information.

Item 25.                 Indemnification

Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

(a)
The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

(b)
Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion.  Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                 Business and Other Connections of the Investment Adviser

Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the Statement of Additional Information captioned “Trustees and Officers of the Trust.”

With respect to certain funds of the Registrant, AMCO currently engages the following subadvisers:

(a)
Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Aggressive Growth, Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.

(b)
Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)
Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO’s current Form ADV as amended and filed with the SEC.

(d)
Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS’ current Form ADV as amended and filed with the SEC.

(e)
Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Capital Growth Fund . The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch’s current Form ADV as amended and filed with the SEC.

(f)
Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.

(g)
MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS’s current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(h)
QS Investors, LLC, 880 Third Avenue, New York, New York 10022, serves as subadvisor to the Global Managed Volatility Fund. The information required by this Item 26 with respect to each director and officer of QS Investors is incorporated herein by reference to QS Investors’ current Form ADV as amended and filed with the SEC.

(i)
Quantitative Management Associates LLC (QMA), located at 466 Lexington Avenue, New York, New York 10017, serves as subadvisor to the First Start Growth Fund, Global Managed Volatility Fund, and Cornerstone Moderately Aggressive Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA’s current Form ADV as amended and filed with the SEC.

(j)
The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance’s current Form ADV as amended and filed with the SEC.

(k)
Epoch Investment Partners, Inc. located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of Epoch is incorporated herein by reference to Epoch’s current Form ADV as amended and filed with the SEC.

(l)
Winslow Capital Management, LLC, located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Winslow is incorporated herein by reference to Winslow’s current Form ADV as amended and filed with the SEC.

(m)
Granahan Investment Management, Inc., located at 275 Wyman St. Suite 270, Waltham MA 02451, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Granahan is incorporated herein by reference to Granahan’s current Form ADV as amended and filed with the SEC.

(n)
Cambiar Investors, LLC, located at 2401 East Second Avenue, Denver, CO 80206, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Cambiar is incorporated herein by reference to Cambiar’s current Form ADV as amended and filed with the SEC.

(o)
Lazard Asset Management, located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the SEC.

(p)
Victory Capital Management, Inc., located at 4900 Tiederman Road, Cleveland, Ohio 44144, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Victory is incorporated herein by reference to Victory’s current Form ADV as amended and filed with the SEC.

(q)
Brandes Investment Partners, L.P., located at 11988 El Camino Real, San Diego, California 92130, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Brandes is incorporated herein by reference to Brandes’ current Form ADV as amended and filed with the SEC.

Item 27. Principal Underwriters

(a)	USAA Investment Management Company acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.

(b)	Following is information concerning directors and executive officers of USAA Investment Management Company.

Name and Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Daniel S. McNamara 9800 Fredericksburg Road San Antonio, TX 78288	Chairman of the Board of Directors	President, Trustee and Vice Chairman of the Board of Trustees
Brooks Englehardt 9800 Fredericksburg Road San Antonio, TX 78288	Vice President and Director	None
R. Matthew Freund 9800 Fredericksburg Road San Antonio, TX 78288	Senior Vice President, Investment Portfolio Management	Vice President
Adym Rygmyr 9800 Fredericksburg Road San Antonio, TX 78288	Vice President, Secretary and Counsel	Secretary
Roberto Galindo, Jr. 9800 Fredericksburg Road San Antonio, TX 78288	Assistant Vice President Portfolio Accounting /Financial Administration	Treasurer
Stephanie Higby 9800 Fredericksburg Road San Antonio, TX 78288	Executive Director, Institutional Assets Management Compliance	Chief Compliance Officer
(c)	Not Applicable

Item 28.                Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Asset Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	Northern Trust Investments, N.A. 50 S. LaSalle Street Chicago, Illinois 60603

USAA Investment Management Company 9800 Fredericksburg Road San Antonio, Texas 78288	Chase Manhattan Bank 4 Chase MetroTech Center 18th Floor Brooklyn, New York 11245

USAA Shareholder Account Services	State Street Bank and Trust Company

9800 Fredericksburg Road San Antonio, Texas 78288	1776 Heritage Drive North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund, Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Capital Growth Fund )

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

QS Investors, LLC
880 Third Avenue
New York, New York 10022
 (records relating to its functions as a subadviser with respect to the Global Managed Volatility Fund)

Quantitative Management Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the First Start Growth Fund, Global Managed Volatility Fund, and Cornerstone Moderately Aggressive Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200

Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth Fund)

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Winslow Capital Management, LLC
4720 IDS Tower
80 South Eighth Street
Minneapolis, Minnesota 55402
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

   Granahan Investment Management, Inc.
   275 Wyman St. Suite 270
   Waltham, MA 02451
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)

   Cambiar Investors, LLC
   2401 East Second Avenue
    Denver, CO 80206
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)

    Lazard Asset Management
    30 Rockefeller Plaza
    New York, NY 10112-6300
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

   Victory Capital Management, Inc.
   4900 Tiedeman Road
   Cleveland, OH 44144
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

Brandes Investment Partners, L.P.
11988 El Camino Real
San Diego, CA 92130
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

Item 29.                Management Services

Not Applicable.

Item 30.                Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 10th day of May, 2013 .

USAA MUTUAL FUNDS TRUST

                                                                                *
                                                Daniel S. McNamara
President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature)	(Title)	(Date)
*_ _________________________________ Robert L. Mason	Chairman of the Board of Trustees
* _________________________________ Daniel S. McNamara	Vice Chairman of the Board of Trustees and President (Principal Executive Officer)
* Roberto Galindo, Jr.	Treasurer (Principal Financial and Accounting Officer)
* Paul L. McNamara	Trustee
* ___________________________________ Barbara B. Ostdiek * ___________________________________	Trustee
Michael F. Reimherr	Trustee

*By : /S/ ADYM RYGMYR
Adym Rygmyr, under the Powers of Attorney dated April 15, 2012, April 16, 2012, and April 17, 2012, which are incorporated herein and filed under Post Effective Amendment No. 74 with the Securities and Exchange Commission on April 27, 2012.

EXHIBIT INDEX

Exhibit                                                                                                                                                                                                    Item                                                                                                                                                                 Page No.

h	(xxii)	Form of Letter Agreement to the Transfer Agency Agreement adding Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares and Ultra Short-Term Bond Fund Institutional Shares dated July xx, 2013.	286
	(xxiii)	Form of Letter Amendment to the Administration and Servicing Agreementadding Global Managed Volatility Fund Shares, Total Return Strategy Fund Institutional Shares and Ultra Short-Term Bond Fund Institutional Shares dated July xx, 2013.	290
m	(ii)	Amended Schedule A Pursuant to 12b-1 Plans	295

n	(ii)	Amended and Restated Multiple Class Plan Purchase to Rule 18f-3 USAA Mutual Funds Trust 297